Exhibit 99.1

Pennsylvania Real Estate Investment Trust®

Supplemental Financial and Operating Information

Quarter Ended September 30, 2011

www.preit.com

NYSE: PEI

Pennsylvania Real Estate Investment Trust

Supplemental Financial and Operating Information

September 30, 2011

FORWARD-LOOKING STATEMENTS

This Quarterly Supplemental and Operating Information contains certain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements relate to expectations, beliefs, projections, future plans, strategies, anticipated events, trends and other matters that are not historical facts. These forward-looking statements reflect PREIT’s current views about future events and are subject to risks, uncertainties and changes in circumstances that might cause future events, achievements or results to differ materially from those expressed or implied by the forward-looking statements. More specifically, PREIT’s business might be affected by uncertainties affecting real estate businesses generally as well as the following, among other factors: PREIT’s substantial debt and high leverage ratio; constraining leverage, interest and tangible net worth covenants under the 2010 Credit Facility; PREIT’s ability to refinance its existing indebtedness when it matures on favorable terms, or at all; PREIT’s ability to raise capital, including through the issuance of equity or equity-related securities if market conditions are favorable, through joint ventures or other partnerships, through sales of properties, or through other actions; PREIT’s short- and long-term liquidity position; the effects on PREIT of dislocations and liquidity disruptions in the capital and credit markets; the current economic downturn and its effect on employment, consumer confidence and consumer spending; tenant business and solvency and leasing decisions and the value and potential impairment of PREIT’s properties; and PREIT’s ability to maintain and increase property occupancy, sales and net effective rental rates, including at recently redeveloped properties. Additionally, there can be no assurance that PREIT’s actual results will not differ significantly from the estimates set forth in press releases or other disclosures, or that PREIT’s returns on its developments, redevelopments or acquisitions will be consistent with the estimates outlined in press releases or other disclosures. Investors are also directed to consider the risks and uncertainties discussed in documents PREIT has filed with the Securities and Exchange Commission and, in particular, PREIT’s Annual Report on Form 10-K for the year ended December 31, 2010. PREIT does not intend to update or revise any forward-looking statements to reflect new information, future events or otherwise.

Pennsylvania Real Estate Investment Trust

Company Information

Background

Pennsylvania Real Estate Investment Trust, founded in 1960 and one of the first equity REITs in the U.S., has a primary investment focus on retail shopping malls. As of September 30, 2011 the Company's 49 properties included 38 shopping malls, eight strip and power centers, and three development properties. These properties are located in 13 states in the eastern half of the United States, primarily in the Mid-Atlantic region. The operating retail properties have a total of approximately 33.0 million square feet. PREIT is headquartered in Philadelphia, Pennsylvania.

If you would like to participate in our quarterly conference call or would like additional information about PREIT, please contact:

Nurit Yaron, Vice President - Investor Relations

200 South Broad Street

Philadelphia, PA 19102

Telephone: (215) 875-0735

Fax: (215) 546-2504

Email: yaronn@preit.com

Reporting Calendar

Year End 2011                        February 2012

Research Coverage

Company	Analyst	Phone Number

Bank of America/Merrill Lynch	Craig Schmidt	(646) 855-3640
	Jeffery Spector	(646) 855-1363
	Lindsay Schroll	(646) 855-1829

Barclays Capital	Ross Smotrich	(212) 526-2306
	Ryan Bennett	(212) 526-5309

Citi Investment Research	Michael Bilerman	(212) 816-1383
	Quentin Velleley	(212) 816-6981

Green Street Advisors	Cedrik Lachance	(949) 640-8780
	Daniel J. Busch	(949) 640-8780

JP Morgan	Michael W. Mueller	(212) 622-6689

Keefe, Bruyette, & Woods	Ben Yang	(415) 591-1631

Sidoti & Company, LLC	Jeffrey Lau	(212) 453-7029

Stifel Nicolaus	Nathan Isbee	(443) 224-1346
	Jennifer Hummert	(443) 224-1288

Pennsylvania Real Estate Investment Trust

Press Release Announcements

Dividends and Distributions:

October 20, 2011 - PREIT announced the Board of Trustees of the Company declared a quarterly cash dividend of $0.15 per common share.

August 9, 2011 - PREIT announced the Board of Trustees of the Company declared a quarterly cash dividend of $0.15 per common share.

Acquisitions, dispositions, development and redevelopment activities:

July 28, 2011 - PREIT announced that new retailers are joining PREIT malls.

July 28, 2011 - PREIT announced that jcpenney, Nordstrom Rack, Bravo Cucina Italiana and Forever 21 have signed leases at Willow Grove Park in Willow Grove, PA.

Other activities:

October 13, 2011 - PREIT scheduled its Third Quarter 2011 earnings call for Thursday, October 27, 2011.

July 12, 2011 - PREIT scheduled its Second Quarter 2011 earnings call for Thursday, July 28, 2011.

NOTE: The press release announcements are available on the Company's website at www.preit.com.

Pennsylvania Real Estate Investment Trust

Market Capitalization and Capital Resources

(in thousands, except per share amounts)

	Quarter Ended September 30,		Year Ended December 31,
	2011	2010	2010	2009
TRADING INFORMATION
High Price per share	$16.55	$13.90	$17.35	$9.13
Low Price per share	$7.72	$10.03	$8.35	$2.20
Closing Share Price (at the end of period)	$7.73	$11.86	$14.53	$8.46
MARKET CAPITALIZATION
EQUITY CAPITALIZATION
Common Shares Outstanding	55,669	55,376	55,436	44,615
OP Units Outstanding	2,329	2,329	2,329	2,329

Total Shares and OP Units Outstanding	57,998	57,705	57,765	46,944

Equity Market Capitalization—Shares and OP Units	$448,479	$684,416	$839,327	$397,148

DEBT CAPITALIZATION (1)
Secured Debt Balance (2)	$2,244,892	$2,273,998	$2,265,572	$1,956,193
Unsecured Debt Balance (3) (4)	136,900	136,900	136,900	792,900

Debt Capitalization	2,381,792	2,410,898	2,402,472	2,749,093

TOTAL MARKET CAPITALIZATION	$2,830,271	$3,095,314	$3,241,799	$3,146,241

Equity Capitalization/Total Market Capitalization	15.8%	22.1%	25.9%	12.6%
Debt Capitalization/Total Market Capitalization	84.2%	77.9%	74.1%	87.4%
Unsecured Debt Balance/Total Debt	5.7%	5.7%	5.7%	28.8%

DISTRIBUTIONS PER COMMON SHARE
Ordinary Income	(5)	$0.15	$0.60	$0.63
Capital Gain	(5)	-	-	$0.11
Return of Capital/Non-Taxable	(5)	-	-	-

Distributions per share	$0.15	$0.15	$0.60	$0.74

Annualized Dividend Yield (6)	7.8%	5.1%	4.1%	8.7%

CAPITAL RESOURCES

Cash and Cash Equivalents	$36,205	$47,694	$47,107	$77,147

Revolving Credit Facility	250,000	150,000	150,000	500,000
Amount Outstanding	(55,000)	-	-	(486,000)
Letters of Credit	-	(1,534)	(1,534)	(3,030)

Available Revolving Credit Facility (7)	195,000	148,466	148,466	10,970

TOTAL	$231,205	$196,160	$195,573	$88,117

Shelf Registration	$831,812	$831,812	$831,812	$1,000,000

(1)	Amounts exclude debt discount on exchangeable notes and debt premium on mortgage loans.

(2)	The secured debt balance includes $240,000 in Term Loans and $55,000 outstanding under the Revolving Credit Facility as of September 30, 2011.

(3)	The unsecured debt balance included $170,000 in a senior unsecured 2008 Term Loan and $486,000 in outstanding Credit Facility borrowings for the year ended December 31, 2009.

(4)	The unsecured debt balance includes exchangeable notes of $136,900 for all periods presented.

(5)	Tax status of 2011 dividend payments will be available in January 2012.

(6)	Based on closing share price at the end of the period.

(7)	The available Credit Facility borrowings are subject to covenants that may restrict amounts that can be borrowed.

Pennsylvania Real Estate Investment Trust

Statement of Operations - Quarters Ended September 30, 2011 and September 30, 2010

Proportionate Consolidation Method

(in thousands)

	Quarter Ended September 30, 2011				Quarter Ended September 30, 2010
	GAAP	Share of unconsolidated partnerships (1)	Discontinued operations	Total	GAAP	Share of unconsolidated partnerships (1)	Discontinued operations	Total
REVENUE:
Base rent	$71,797	$6,403	$-	$78,200	$71,842	$6,371	$2,508	$80,721
Expense reimbursements	33,597	2,494	-	36,091	33,571	2,503	639	36,713
Percentage rent	805	57	-	862	767	35	-	802
Lease termination revenue	143	54	-	197	370	-	-	370
Other real estate revenue	3,420	308	-	3,728	3,301	347	2	3,650

Real estate revenue	109,762	9,316	-	119,078	109,851	9,256	3,149	122,256
Interest and other income	3,981	-	-	3,981	2,804	-	-	2,804

Total revenue	113,743	9,316	-	123,059	112,655	9,256	3,149	125,060

EXPENSES:
Operating expenses:
CAM and real estate taxes	(35,448)	(1,894)	-	(37,342)	(35,683)	(1,904)	(592)	(38,179)
Utilities	(6,987)	(212)	-	(7,199)	(7,587)	(271)	(4)	(7,862)
Other operating expenses	(5,363)	(543)	-	(5,906)	(6,926)	(640)	(137)	(7,703)

Total operating expenses	(47,798)	(2,649)	-	(50,447)	(50,196)	(2,815)	(733)	(53,744)

Depreciation and amortization	(34,681)	(1,866)	-	(36,547)	(41,673)	(2,020)	(1,306)	(44,999)
Other expenses:
General and administrative expenses	(8,495)	-	-	(8,495)	(8,958)	-	-	(8,958)
Impairment of assets	(52,110)	-	-	(52,110)	-	-	-	-
Project costs and other expenses	(161)	-	-	(161)	(558)	-	-	(558)

Total other expenses	(60,766)	-	-	(60,766)	(9,516)	-	-	(9,516)

Interest expense, net (2)	(31,846)	(2,877)	-	(34,723)	(36,384)	(2,566)	(674)	(39,624)

Total expenses	(175,091)	(7,392)	-	(182,483)	(137,769)	(7,401)	(2,713)	(147,883)

Loss before equity in income of partnerships, discontinued operations and gains on sales of real estate	(61,348)	1,924	-	(59,424)	(25,114)	1,855	436	(22,823)
Equity in income of partnerships	1,924	(1,924)	-	-	1,855	(1,855)	-	-

Loss from continuing operations	(59,424)	-	-	(59,424)	(23,259)	-	436	(22,823)
Discontinued operations:
Operating results from discontinued operations	-	-	-	-	436	-	(436)	-
Gains on sales of discontinued operations	-	-	-	-	19,151	-	-	19,151

Income from discontinued operations	-	-	-	-	19,587	-	(436)	19,151

Net loss	(59,424)	-	-	(59,424)	(3,672)	-	-	(3,672)
Less: net loss attributable to noncontrolling interest	2,386	-	-	2,386	87	-	-	87

Net loss attributable to PREIT	$(57,038)	$-	$-	$(57,038)	$(3,585)	$-	$-	$(3,585)

(1)	PREIT’s proportionate share of partnership operations is “grossed up” to reflect the Company's share of the total revenue and expenses of the underlying properties.

(2)	Net of capitalized interest expense of $707 and $504 for the quarters ended September 30, 2011 and 2010, respectively.

Pennsylvania Real Estate Investment Trust

Statement of Operations - Nine Months Ended September 30, 2011 and September 30, 2010

Proportionate Consolidation Method

(in thousands)

	Nine Months Ended September 30, 2011				Nine Months Ended September 30, 2010
	GAAP	Share of unconsolidated partnerships (1)	Discontinued operations	Total	GAAP	Share of unconsolidated partnerships (1)	Discontinued operations	Total
REVENUE:
Base rent	$214,489	$19,143	$-	$233,632	$214,696	$19,135	$7,739	$241,570
Expense reimbursements	98,714	7,635	-	106,349	99,980	7,909	1,750	109,639
Percentage rent	2,501	78	-	2,579	2,292	62	-	2,354
Lease termination revenue	862	53	-	915	2,551	275	-	2,826
Other real estate revenue	10,150	950	-	11,100	9,762	910	8	10,680

Real estate revenue	326,716	27,859	-	354,575	329,281	28,291	9,497	367,069
Interest and other income	5,708	-	-	5,708	4,130	-	-	4,130

Total revenue	332,424	27,859	-	360,283	333,411	28,291	9,497	371,199

EXPENSES:
Operating expenses:
CAM and real estate taxes	(108,012)	(6,259)	-	(114,271)	(107,183)	(6,312)	(1,904)	(115,399)
Utilities	(18,896)	(637)	-	(19,533)	(20,053)	(688)	(7)	(20,748)
Other operating expenses	(17,450)	(1,642)	-	(19,092)	(19,063)	(1,814)	(196)	(21,073)

Total operating expenses	(144,358)	(8,538)	-	(152,896)	(146,299)	(8,814)	(2,107)	(157,220)

Depreciation and amortization	(105,806)	(6,193)	-	(111,999)	(122,677)	(6,581)	(3,907)	(133,165)
Other expenses:
General and administrative expenses	(28,511)	-	-	(28,511)	(28,261)	-	-	(28,261)
Impairment of assets	(52,335)	-	-	(52,335)	-	-	-	-
Project costs and other expenses	(433)	-	-	(433)	(1,012)	-	-	(1,012)

Total other expenses	(81,279)	-	-	(81,279)	(29,273)	-	-	(29,273)

Interest expense, net (2)	(100,400)	(8,514)	-	(108,914)	(108,588)	(6,002)	(1,926)	(116,516)

Total expenses	(431,843)	(23,245)	-	(455,088)	(406,837)	(21,397)	(7,940)	(436,174)

Loss before equity in income of partnerships, discontinued operations and gains on sales of real estate	(99,419)	4,614	-	(94,805)	(73,426)	6,894	1,557	(64,975)
Equity in income of partnerships	4,614	(4,614)	-	-	6,894	(6,894)	-	-
Gains on sales of real estate	1,450	-	-	1,450	-	-	-	-

Loss from continuing operations	(93,355)	-	-	(93,355)	(66,532)	-	1,557	(64,975)
Discontinued operations
Operating results from discontinued operations	-	-	-	-	1,557	-	(1,557)	-
Gains on sales of discontinued operations	-	-	-	-	19,151	-	-	19,151

Income from discontinued operations	-	-	-	-	20,708	-	(1,557)	19,151

Net loss	(93,355)	-	-	(93,355)	(45,824)	-	-	(45,824)
Less: net loss attributable to noncontrolling interests	3,751	-	-	3,751	1,928	-	-	1,928

Net loss attributable to PREIT	$(89,604)	$-	$-	$(89,604)	$(43,896)	$-	$-	$(43,896)

(1)	PREIT's proportionate share of partnership operations is “grossed up” to reflect the Company’s share of the total revenue and expenses of the underlying properties.

(2)	Net of capitalized interest expense of $1,442 and $1,959 for the nine months ended September 30, 2011 and 2010, respectively.

Pennsylvania Real Estate Investment Trust

Net Operating Income (1) - Quarters Ended September 30, 2011 and 2010

(in thousands)

	Quarter Ended September 30, 2011			Quarter Ended September 30, 2010
SAME STORE RETAIL/OTHER	Same	Other	Total	Same	Other	Total
Real estate revenue:
Base rent	$77,872	$328	$78,200	$77,801	$2,920	$80,721
Expense reimbursements	36,081	10	36,091	36,063	650	36,713
Percentage rent	862	-	862	802	-	802
Lease termination revenue	197	-	197	370	-	370
Other real estate revenue	3,609	119	3,728	3,536	114	3,650

TOTAL REAL ESTATE REVENUE	118,621	457	119,078	118,572	3,684	122,256

Operating expenses:
CAM and real estate taxes	(36,958)	(384)	(37,342)	(37,243)	(936)	(38,179)
Utilities	(7,199)	-	(7,199)	(7,861)	(1)	(7,862)
Other operating expenses	(5,917)	11	(5,906)	(7,501)	(202)	(7,703)

TOTAL OPERATING EXPENSES	(50,074)	(373)	(50,447)	(52,605)	(1,139)	(53,744)

NET OPERATING INCOME	$68,547	$84	$68,631	$65,967	$2,545	$68,512

	Quarter Ended September 30, 2011			Quarter Ended September 30, 2010

SAME STORE RETAIL COMPARISON	Malls	Strip and Power Centers	Total	Malls	Strip and Power Centers	Total
Real estate revenue:
Base rent	$72,081	$5,791	$77,872	$71,925	$5,876	$77,801
Expense reimbursements	34,938	1,143	36,081	34,834	1,229	36,063
Percentage rent	808	54	862	771	31	802
Lease termination revenue	197	-	197	370	-	370
Other real estate revenue	3,568	41	3,609	3,485	51	3,536

TOTAL REAL ESTATE REVENUE	111,592	7,029	118,621	111,385	7,187	118,572

Operating expenses:
CAM and real estate taxes	(35,806)	(1,152)	(36,958)	(36,083)	(1,160)	(37,243)
Utilities	(7,128)	(71)	(7,199)	(7,771)	(90)	(7,861)
Other operating expenses	(5,816)	(101)	(5,917)	(7,317)	(184)	(7,501)

TOTAL OPERATING EXPENSES	(48,750)	(1,324)	(50,074)	(51,171)	(1,434)	(52,605)

NET OPERATING INCOME	$62,842	$5,705	$68,547	$60,214	$5,753	$65,967

(1)	PREIT's proportionate share of partnership operations is “grossed up” to reflect the Company’s share of the total revenue and expenses of the underlying properties.

Pennsylvania Real Estate Investment Trust

Net Operating Income (1) - Nine Months Ended September 30, 2011 and 2010

(in thousands)

	Nine Months Ended September 30, 2011			Nine Months Ended September 30, 2010
SAME STORE RETAIL/OTHER	Same	Other	Total	Same	Other	Total
Real estate revenue:
Base rent	$232,613	$1,019	$233,632	$232,631	$8,939	$241,570
Expense reimbursements	106,319	30	106,349	107,851	1,788	109,639
Percentage rent	2,579	-	2,579	2,354	-	2,354
Lease termination revenue	915	-	915	2,826	-	2,826
Other real estate revenue	10,738	362	11,100	10,322	358	10,680

TOTAL REAL ESTATE REVENUE	353,164	1,411	354,575	355,984	11,085	367,069

Operating expenses:
CAM and real estate taxes	(113,068)	(1,203)	(114,271)	(112,469)	(2,930)	(115,399)
Utilities	(19,533)	-	(19,533)	(20,744)	(4)	(20,748)
Other operating expenses	(18,971)	(121)	(19,092)	(20,728)	(345)	(21,073)

TOTAL OPERATING EXPENSES	(151,572)	(1,324)	(152,896)	(153,941)	(3,279)	(157,220)

NET OPERATING INCOME	$201,592	$87	$201,679	$202,043	$7,806	$209,849

	Nine Months Ended September 30, 2011			Nine Months Ended September 30, 2010
SAME STORE RETAIL COMPARISON	Malls	Strip and Power Centers	Total	Malls	Strip and Power Centers	Total
Real estate revenue:
Base rent	$215,899	$16,714	$232,613	$215,598	$17,033	$232,631
Expense reimbursements	102,551	3,768	106,319	103,878	3,973	107,851
Percentage rent	2,509	70	2,579	2,332	22	2,354
Lease termination revenue	300	615	915	2,826	-	2,826
Other real estate revenue	10,580	158	10,738	10,162	160	10,322

TOTAL REAL ESTATE REVENUE	331,839	21,325	353,164	334,796	21,188	355,984

Operating expenses:
CAM and real estate taxes	(109,133)	(3,935)	(113,068)	(108,356)	(4,113)	(112,469)
Utilities	(19,332)	(201)	(19,533)	(20,552)	(192)	(20,744)
Other operating expenses	(18,515)	(456)	(18,971)	(20,216)	(512)	(20,728)

TOTAL OPERATING EXPENSES	(146,980)	(4,592)	(151,572)	(149,124)	(4,817)	(153,941)

NET OPERATING INCOME	$184,859	$16,733	$201,592	$185,672	$16,371	$202,043

(1)	PREIT's proportionate share of partnership operations is “grossed up” to reflect the Company’s share of the total revenue and expenses of the underlying properties.

Pennsylvania Real Estate Investment Trust

Computation of

Earnings Per Share

(in thousands, except per share amounts)

	Quarter Ended September 30,		Nine Months Ended September 30,
	2011	2010	2011	2010
Loss from continuing operations	$(59,424)	$(23,259)	$(93,355)	$(66,532)
Noncontrolling interest in continuing operations	2,386	878	3,751	2,719
Dividends on unvested restricted shares	(143)	(174)	(405)	(441)

Loss from continuing operations used to calculate earnings per share—basic and diluted	$(57,181)	$(22,555)	$(90,009)	$(64,254)

Income from discontinued operations	$-	$19,587	$-	$20,708
Noncontrolling interest in discontinued operations	-	(791)	-	(791)

Income from discontinued operations used to calculate earnings per share—basic and diluted	$-	$18,796	$-	$19,917

Basic loss per share
Loss from continuing operations	$(1.05)	$(0.42)	$(1.65)	$(1.30)
Income from discontinued operations	-	0.35	-	0.40

	$(1.05)	$(0.07)	$(1.65)	$(0.90)

Diluted loss per share
Loss from continuing operations	$(1.05)	$(0.42)	$(1.65)	$(1.30)
Income from discontinued operations	-	0.35	-	0.40

	$(1.05)	$(0.07)	$(1.65)	$(0.90)

Weighted average common shares outstanding	55,673	55,351	55,605	50,502
Weighted average unvested restricted shares	(972)	(1,151)	(993)	(1,067)

Weighted average shares outstanding—basic	54,701	54,200	54,612	49,435
Weighted average effect of common share equivalents (1)	-	-	-	-

Total weighted average shares outstanding—diluted	54,701	54,200	54,612	49,435

(1)	The Company had net losses from continuing operations for all periods presented. Therefore, the effect of common share equivalents of 165 and 528 for the quarters ended September 30, 2011 and 2010, respectively, and 305 and 407 for the nine months ended September 30, 2011 and 2010, respectively, are excluded from the calculation of diluted loss per share because they would be antidilutive.

Pennsylvania Real Estate Investment Trust

Funds From Operations and Funds Available for Distribution

(in thousands, except per share amounts)

	Quarter Ended September 30, 2011				Quarter Ended September 30, 2010
FUNDS FROM OPERATIONS (FFO)	Consolidated	Share of unconsolidated partnerships	Discontinued operations	Total	Consolidated	Share of unconsolidated partnerships	Discontinued operations	Total

Real estate revenue (1)	$109,762	$9,316	$-	$119,078	$109,851	$9,256	$3,149	$122,256
Operating expenses	(47,798)	(2,649)	-	(50,447)	(50,196)	(2,815)	(733)	(53,744)

NET OPERATING INCOME	61,964	6,667	-	68,631	59,655	6,441	2,416	68,512
General and administrative expenses	(8,495)	-	-	(8,495)	(8,958)	-	-	(8,958)
Impairment of assets	(52,110)	-	-	(52,110)	-	-	-	-
Interest and other income	3,981	-	-	3,981	2,804	-	-	2,804
Project costs and other expenses	(161)	-	-	(161)	(558)	-	-	(558)
Interest expense, net	(31,846)	(2,877)	-	(34,723)	(36,384)	(2,566)	(674)	(39,624)
Depreciation on non real estate assets	(207)	-	-	(207)	(342)	-	-	(342)

FFO	(26,874)	3,790	-	(23,084)	16,217	3,875	1,742	21,834
Depreciation on real estate assets	(34,474)	(1,866)	-	(36,340)	(41,331)	(2,020)	(1,306)	(44,657)
Equity in income of partnerships	1,924	(1,924)	-	-	1,855	(1,855)	-	-
Income from discontinued operations	-	-	-	-	436	-	(436)	-
Gains on sales of discontinued operations	-	-	-	-	19,151	-	-	19,151

Net loss	$(59,424)	$-	$-	$(59,424)	$(3,672)	$-	$-	$(3,672)

FUNDS AVAILABLE FOR DISTRIBUTION (FAD)
FFO	$(26,874)	$3,790	$-	$(23,084)	$16,217	$3,875	$1,742	$21,834
Adjustments:
Straight line rent	(260)	42	-	(218)	(343)	24	4	(315)
Recurring capital expenditures	(5,311)	(105)	-	(5,416)	(5,843)	(9)	-	(5,852)
Tenant allowances	(4,586)	(373)	-	(4,959)	(5,077)	(443)	-	(5,520)
Capitalized leasing costs	(1,230)	-	-	(1,230)	(982)	-	-	(982)
Amortization of mortgage loan premium	(293)	-	-	(293)	(298)	-	-	(298)
Amortization of above- and below-market lease intangibles	57	(44)	-	13	58	(61)	-	(3)
Amortization of exchangeable notes debt discount	493	-	-	493	467	-	-	467
Impairment of assets	52,110	-	-	52,110	-	-	-	-

FAD	$14,106	$3,310	$-	$17,416	$4,199	$3,386	$1,746	$9,331

Weighted average number of shares outstanding				54,701				54,200
Weighted average effect of full conversion of OP Units				2,329				2,329
Effect of common share equivalents				165				528

Total weighted average shares outstanding, including OP Units				57,195				57,057

FFO				$(23,084)				$21,834
Impairment of assets				52,110				-
Accelerated amortization of deferred financing fees				-				1,394

FFO AS ADJUSTED				$29,026				$23,228

FFO PER DILUTED SHARE AND OP UNIT				$(0.40)				$0.38

FFO PER DILUTED SHARE AND OP UNIT AS ADJUSTED				$0.51				$0.41

FAD PER DILUTED SHARE AND OP UNIT				$0.30				$0.16

DIVIDEND PER COMMON SHARE				$0.15				$0.15

PAYOUT RATIOS

Payout ratio of FFO				68.9% (2)				87.1% (3)

Payout ratio of FFO as adjusted				33.4% (2)				27.5% (3)

Payout ratio of FAD				57.5% (2)				42.9% (3)

(1)	Total includes the non-cash effect of straight-line rent.

(2)	Twelve months ended September 30, 2011.

(3)	Payout ratio of FFO, as adjusted, and FAD for the twelve months ended September 30, 2010.

Pennsylvania Real Estate Investment Trust

Funds From Operations and Funds Available for Distribution

(in thousands, except per share amounts)

	Nine Months Ended September 30, 2011				Nine Months Ended September 30, 2010
FUNDS FROM OPERATIONS (FFO)	Consolidated	Share of unconsolidated partnerships	Discontinued operations	Total	Consolidated	Share of unconsolidated partnerships	Discontinued operations	Total

Real estate revenue (1)	$326,716	$27,859	$-	$354,575	$329,281	$28,291	$9,497	$367,069
Operating expenses	(144,358)	(8,538)	-	(152,896)	(146,299)	(8,814)	(2,107)	(157,220)

NET OPERATING INCOME	182,358	19,321	-	201,679	182,982	19,477	7,390	209,849
General and administrative expenses	(28,511)	-	-	(28,511)	(28,261)	-	-	(28,261)
Impairment of assets	(52,335)	-	-	(52,335)	-	-	-	-
Interest and other income	5,708	-	-	5,708	4,130	-	-	4,130
Project costs and other expenses	(433)	-	-	(433)	(1,012)	-	-	(1,012)
Interest expense, net	(100,400)	(8,514)	-	(108,914)	(108,588)	(6,002)	(1,926)	(116,516)
Gains on sales of non operating real estate	710	-	-	710	-	-	-	-
Depreciation on non real estate assets	(682)	-	-	(682)	(1,159)	-	-	(1,159)

FFO	6,415	10,807	-	17,222	48,092	13,475	5,464	67,031
Gains on sales of real estate	740	-	-	740	-	-	-	-
Depreciation on real estate assets	(105,124)	(6,193)	-	(111,317)	(121,518)	(6,581)	(3,907)	(132,006)
Equity in income of partnerships	4,614	(4,614)	-	-	6,894	(6,894)	-	-
Income from discontinued operations	-	-	-	-	1,557	-	(1,557)	-
Gains on sales of discontinued operations	-	-	-	-	19,151	-	-	19,151

Net loss	$(93,355)	$-	$-	$(93,355)	$(45,824)	$-	$-	$(45,824)

FUNDS AVAILABLE FOR DISTRIBUTION (FAD)
FFO	$6,415	$10,807	$-	$17,222	$48,092	$13,475	$5,464	$67,031
Adjustments:
Straight line rent	(95)	184	-	89	(1,182)	76	(88)	(1,194)
Recurring capital expenditures	(10,684)	(248)	-	(10,932)	(7,577)	(56)	-	(7,633)
Tenant allowances	(10,427)	(374)	-	(10,801)	(10,466)	(424)	-	(10,890)
Capitalized leasing costs	(3,754)	-	-	(3,754)	(3,123)	-	-	(3,123)
Amortization of mortgage loan premium	(868)	-	-	(868)	(885)	-	-	(885)
Amortization of above- and below-market lease intangibles	161	(135)	-	26	178	(193)	-	(15)
Amortization of exchangeable notes debt discount	1,460	-	-	1,460	1,382	-	-	1,382
Impairment of assets	52,335	-	-	52,335	-	-	-	-

FAD	$34,543	$10,234	$-	$44,777	$26,419	$12,878	$5,376	$44,673

Weighted average number of shares outstanding				54,612				49,435
Weighted average effect of full conversion of OP Units				2,329				2,329
Effect of common share equivalents				305				407

Total weighted average shares outstanding, including OP Units				57,246				52,171

FFO				$17,222				$67,031
Impairment of assets				52,335				-
Accelerated amortization of deferred financing fees				-				3,652

FFO AS ADJUSTED				$69,557				$70,683

FFO PER DILUTED SHARE AND OP UNIT				$0.30				$1.28

FFO PER DILUTED SHARE AND OP UNIT AS ADJUSTED				$1.22				$1.35

FAD PER DILUTED SHARE AND OP UNIT				$0.78				$0.86

DIVIDEND PER COMMON SHARE				$0.45				$0.45

PAYOUT RATIOS

Payout ratio of FFO				68.9% (2)				87.1% (3)

Payout ratio of FFO as adjusted				33.4% (2)				27.5% (3)

Payout ratio of FAD				57.5% (2)				42.9% (3)

(1)	Total includes the non-cash effect of straight-line rent.

(2)	Twelve months ended September 30, 2011.

(3)	Payout ratio of FFO, FFO as adjusted, and FAD for the twelve months ended September 30, 2010.

Pennsylvania Real Estate Investment Trust

2011 Leasing Activity Summary

			Average Base Rent psf		Change in Base Rent psf
	Number	GLA	Previous	New	Dollar	Percentage	Annualized Tenant Improvements psf (1)

New Leases - Previously Leased Space:

1st Quarter (2)	21	77,140	$22.24	$19.68	$(2.56)	-11.5%	$1.39
2nd Quarter (3)	27	82,868	21.79	21.97	0.18	0.8%	1.45
3rd Quarter (4)	30	102,554	24.39	18.87	(5.52)	-22.6%	0.82

Total/Average	78	262,562	$22.94	$20.09	$(2.85)	-12.4%	$1.19

New Leases - Previously Vacant Space: (5)

1st Quarter	20	86,463	N/A	$16.86	$16.86	N/A	$2.05
2nd Quarter	39	110,003	N/A	18.38	18.38	N/A	3.40
3rd Quarter	41	225,145	N/A	16.56	16.56	N/A	2.28

Total/Average	100	421,611	N/A	$17.09	$17.09	N/A	$2.53

Renewal: (6)

1st Quarter (2)	81	310,673	$22.22	$22.23	$0.01	0.0%	$0.09
2nd Quarter (3)	92	321,947	22.37	22.89	0.52	2.3%	0.05
3rd Quarter (4)	109	367,407	21.59	21.70	0.11	0.5%	0.05

Total/Average	282	1,000,027	$22.04	$22.25	$0.21	1.0%	$0.06

Anchor New:

1st Quarter	0	-	N/A	$-	$-	N/A	$-
2nd Quarter	0	-	N/A	-	-	N/A	-
3rd Quarter	1	113,692	N/A	1.89	1.89	N/A	-

Total/Average	1	113,692	N/A	$1.89	$1.89	N/A	$-

Anchor Renewal:

1st Quarter	5	367,162	$2.73	$2.73	$-	0.0%	$-
2nd Quarter	4	436,916	2.40	2.40	-	0.0%	-
3rd Quarter	1	155,392	1.56	1.56	-	0.0%	-

Total/Average	10	959,470	$2.39	$2.39	$-	0.0%	$-

(1) These leasing costs are presented as annualized costs per square foot and are spread uniformly over the initial lease term.

(2) Leasing spreads on a gross rent basis (base rent plus common area maintenance, real estate taxes, and other charges) were -5.6% for New Leases—Previously Leased Space and -6.0% for Renewals.

(3) Leasing spreads on a gross rent basis (base rent plus common area maintenance, real estate taxes, and other charges) were 2.2% for New Leases—Previously Leased Space and -2.3% for Renewals.

(4) Leasing spreads on a gross rent basis (base rent plus common area maintenance, real estate taxes, and other charges) were -14.8% for New Leases—Previously Leased Space and 0.3% for Renewals.

(5) This category includes newly constructed and recommissioned space.

(6) This category includes expansions, relocations and lease extensions.

Pennsylvania Real Estate Investment Trust

Summarized Rent Per Square Foot and Occupancy Percentages

	September 30, 2011			September 30, 2010			Change
		Occupancy (1)			Occupancy (1)			Occupancy (1)
	Avg Base			Avg Base			Avg Base
	Rent	Total	Non-Anchor	Rent	Total	Non-Anchor	Rent	Total	Non-Anchor

Malls weighted average (2)	$ 32.00	91.7%	87.3%	$ 32.70	91.0%	87.3%	-2.1%	0.7%	0.0%

Strip and Power Centers weighted average	$ 16.18	93.6%	90.6%	$ 16.25	95.5%	93.4%	-0.4%	-1.9%	-2.8%

Retail Portfolio weighted average	$ 28.55	91.9%	87.8%	$ 28.92	91.5%	88.1%	-1.3%	0.4%	-0.3%

Consolidated Properties	$ 30.02	91.6%	87.0%	$ 30.68	91.0%	87.1%	-2.1%	0.6%	-0.1%

Unconsolidated Properties	$ 23.50	93.9%	91.9%	$ 23.20	95.2%	93.6%	1.3%	-1.3%	-1.7%

Same Properties	$ 28.55	91.9%	87.8%	$ 28.92	91.5%	88.1%	-1.3%	0.4%	-0.3%

(1)  Occupancy for both periods presented includes all tenants irrespective of the terms of their agreement. Previously, occupancy was reported excluding tenants under agreements with initial terms of less than one year.

(2) Average base rent for tenants that lease individual spaces of 10,000 square feet or less and pay fixed rent. Average base rent for tenants greater than 10,000 square feet that pay fixed rent was $14.97/sq ft as of September 30, 2011 and $15.27/sq ft as of September 30, 2010.

Pennsylvania Real Estate Investment Trust

Mall Sales and Rent Per Square Foot

		September 30, 2011			September 30, 2010			Change
	% of Current Quarter Mall NOI	Avg Base Rent (1)	Avg Comp Sales (2)	Occup. Cost Ratio (2)	Avg Base Rent (1)	Avg Comp Sales (2)	Occup. Cost Ratio (2)	Avg Base Rent (1)	Avg Comp Sales (2)	Occup. Cost Ratio (2)
Sales per square foot over $400	33.3%
Cherry Hill Mall		$46.66	$577	13.4%	$46.45	$536	13.7%	0.5%	7.6%	-0.3%
Lehigh Valley Mall		45.36	541	12.3%	44.70	530	12.3%	1.5%	2.1%	0.0%
Woodland Mall		40.85	508	12.7%	43.95	483	13.0%	-7.0%	5.2%	-0.3%
Jacksonville Mall		32.68	483	10.5%	32.58	501	10.0%	0.3%	-3.6%	0.5%
Dartmouth Mall		30.23	403	11.3%	30.68	352	12.4%	-1.5%	14.5%	-1.1%
Willow Grove Park		44.14	402	16.6%	43.38	389	16.7%	1.8%	3.3%	-0.1%
Sales per square foot between $350 - $400	30.3%
The Mall at Prince Georges		36.42	385	14.5%	36.87	363	15.4%	-1.2%	6.1%	-0.9%
Patrick Henry Mall		40.23	384	13.9%	39.40	402	13.9%	2.1%	-4.5%	0.0%
Viewmont Mall		29.37	374	12.9%	29.74	366	13.1%	-1.2%	2.2%	-0.2%
Moorestown Mall		35.42	372	15.0%	36.67	375	15.1%	-3.4%	-0.8%	-0.1%
Valley View Mall		29.96	368	12.1%	30.39	359	11.8%	-1.4%	2.5%	0.3%
Valley Mall		25.12	368	11.0%	26.43	308	12.1%	-5.0%	19.5%	-1.1%
The Gallery at Market East		36.63	368	14.8%	38.09	353	13.7%	-3.8%	4.2%	1.1%
Wyoming Valley Mall		30.85	366	12.2%	31.06	359	13.2%	-0.7%	1.9%	-1.0%
Springfield Mall		34.02	358	14.0%	34.32	345	15.2%	-0.9%	3.8%	-1.2%
Capital City Mall		33.64	352	11.8%	33.46	348	11.8%	0.6%	1.1%	0.0%
Sales per square foot between $300 - $349	16.6%
Crossroads Mall		21.52	342	9.1%	20.86	305	9.7%	3.2%	12.1%	-0.6%
Francis Scott Key Mall		27.32	338	11.7%	27.33	330	11.7%	-0.1%	2.4%	0.0%
Magnolia Mall		27.87	326	12.8%	26.91	311	13.2%	3.5%	4.8%	-0.4%
Exton Square Mall		36.35	326	13.9%	37.84	317	14.8%	-4.0%	2.8%	-0.9%
Plymouth Meeting Mall		29.04	325	10.3%	31.75	320	10.9%	-8.6%	1.6%	-0.6%
Cumberland Mall		28.56	313	13.3%	28.47	306	13.7%	0.3%	2.3%	-0.4%
Logan Valley Mall		26.39	311	11.2%	26.28	307	11.7%	0.4%	1.3%	-0.5%
Sales per square foot under $300	19.8%
Palmer Park Mall		24.06	291	12.2%	25.57	289	11.0%	-5.9%	0.7%	1.2%
Uniontown Mall		22.47	291	10.8%	22.60	280	11.0%	-0.5%	3.9%	-0.2%
Gadsden Mall		21.37	288	9.4%	21.59	273	8.9%	-1.0%	5.5%	0.5%
Wiregrass Commons Mall		25.49	283	10.9%	27.11	277	11.7%	-6.0%	2.2%	-0.8%
New River Valley Mall		23.80	282	10.3%	24.15	269	10.5%	-1.5%	4.8%	-0.2%
Nittany Mall		21.83	279	11.0%	22.33	273	11.3%	-2.3%	2.2%	-0.3%
North Hanover Mall		25.85	267	12.4%	28.06	270	12.6%	-7.9%	-1.1%	-0.2%
Lycoming Mall		21.26	265	10.3%	21.21	252	10.1%	0.2%	5.2%	0.2%
Beaver Valley Mall		22.13	252	13.5%	22.43	251	13.6%	-1.3%	0.4%	-0.1%
Washington Crown Center		20.07	246	11.5%	20.86	235	11.7%	-3.8%	4.7%	-0.2%
Orlando Fashion Square		29.13	243	16.1%	33.20	232	17.7%	-12.3%	4.7%	-1.6%
South Mall		21.80	241	12.5%	23.42	227	12.4%	-6.9%	6.2%	0.1%
Chambersburg Mall		21.11	236	9.5%	25.51	241	9.5%	-17.3%	-2.1%	0.0%
Phillipsburg Mall		23.09	226	12.3%	25.05	219	12.0%	-7.8%	3.2%	0.3%
Voorhees Town Center		27.82	210	12.4%	34.04	205	12.4%	-18.3%	2.4%	0.0%

Malls weighted average		$32.00	$362	12.6%	$32.70	$348	12.9%	-2.1%	4.0%	-0.3%
Consolidated Properties		$31.13	$351	12.6%	$31.89	$336	12.9%	-2.4%	4.5%	-0.3%
Unconsolidated Properties		$41.74	$477	12.7%	$41.29	$468	13.0%	1.1%	1.9%	-0.3%
Same Properties		$32.00	$362	12.6%	$32.70	$348	12.9%	-2.1%	4.0%	-0.3%

(1)	Average base rent includes all non-anchor space owned by the Company and leased to tenants that lease individual spaces of 10,000 square feet or less and pay fixed rent.
(2)	Based on reported sales by all comparable non-anchor tenants that lease individual spaces of 10,000 square feet or less and have occupied the space for at least 24 months.

Pennsylvania Real Estate Investment Trust

Mall Occupancy (1) - Owned GLA

	September 30, 2011		September 30, 2010		Change
	Total	Non-Anchor	Total	Non-Anchor	Total	Non-Anchor

Beaver Valley Mall	91.0%	80.6%	90.6%	79.7%	0.4%	0.9%

Capital City Mall	98.2%	97.0%	98.4%	97.2%	-0.2%	-0.2%

Chambersburg Mall	86.7%	71.6%	84.8%	67.6%	1.9%	4.0%

Cherry Hill Mall	93.6%	92.3%	92.6%	91.1%	1.0%	1.2%

Crossroads Mall	90.1%	77.4%	90.6%	78.3%	-0.5%	-0.9%

Cumberland Mall	92.4%	87.4%	94.3%	90.6%	-1.9%	-3.2%

Dartmouth Mall	97.1%	95.2%	98.5%	97.6%	-1.4%	-2.4%

Exton Square Mall	91.1%	80.4%	91.3%	81.0%	-0.2%	-0.6%

Francis Scott Key Mall	98.4%	97.4%	99.0%	98.2%	-0.6%	-0.8%

Gadsden Mall	94.2%	85.6%	93.0%	82.6%	1.2%	3.0%

The Gallery at Market East (2)	61.3%	77.5%	60.6%	75.6%	0.7%	1.9%

Jacksonville Mall	99.2%	98.5%	98.7%	97.4%	0.5%	1.1%

Lehigh Valley Mall	96.4%	95.0%	95.9%	94.4%	0.5%	0.6%

Logan Valley Mall	95.8%	89.9%	95.2%	88.6%	0.6%	1.3%

Lycoming Mall	92.8%	86.4%	95.6%	91.8%	-2.8%	-5.4%

Magnolia Mall	98.8%	97.4%	95.4%	89.5%	3.4%	7.9%

Moorestown Mall	92.0%	82.2%	92.6%	83.4%	-0.6%	-1.2%

New River Valley Mall	97.8%	96.4%	96.5%	94.3%	1.3%	2.1%

Nittany Mall	93.3%	86.4%	96.2%	92.2%	-2.9%	-5.8%

North Hanover Mall	90.8%	78.1%	91.6%	80.0%	-0.8%	-1.9%

Orlando Fashion Square	91.3%	81.6%	89.1%	76.9%	2.2%	4.7%

Palmer Park Mall	96.2%	88.0%	96.4%	88.6%	-0.2%	-0.6%

Patrick Henry Mall	96.3%	92.7%	98.5%	97.2%	-2.2%	-4.5%

Phillipsburg Mall	89.2%	75.1%	91.5%	80.6%	-2.3%	-5.5%

Plymouth Meeting Mall	84.0%	75.6%	82.6%	73.5%	1.4%	2.1%

The Mall at Prince Georges	95.9%	91.4%	94.8%	89.0%	1.1%	2.4%

South Mall	90.7%	85.9%	89.6%	84.2%	1.1%	1.7%

Springfield Mall	89.7%	89.7%	94.3%	94.3%	-4.6%	-4.6%

Uniontown Mall	86.1%	76.0%	95.3%	88.2%	-9.2%	-12.2%

Valley Mall	96.3%	93.6%	96.5%	94.0%	-0.2%	-0.4%

Valley View Mall	96.2%	94.7%	95.0%	93.1%	1.2%	1.6%

Viewmont Mall	98.7%	96.6%	98.8%	96.8%	-0.1%	-0.2%

Voorhees Town Center	67.1%	66.6%	61.2%	60.6%	5.9%	6.0%

Washington Crown Center	90.3%	82.1%	86.2%	74.6%	4.1%	7.5%

Willow Grove Park (3)	94.7%	91.3%	70.0%	92.4%	24.7%	-1.1%

Wiregrass Commons Mall	90.0%	85.5%	88.6%	83.4%	1.4%	2.1%

Woodland Mall	95.5%	95.5%	94.4%	94.4%	1.1%	1.1%

Wyoming Valley Mall	96.5%	90.0%	98.5%	95.6%	-2.0%	-5.6%

Malls weighted average (4)	91.7%	87.3%	91.0%	87.3%	0.7%	0.0%

Consolidated Properties	91.5%	86.9%	90.8%	86.8%	0.7%	0.1%
Unconsolidated Properties	94.9%	93.5%	95.6%	94.4%	-0.7%	-0.9%
Same Properties	91.7%	87.3%	91.0%	87.3%	0.7%	0.0%

(1)

Occupancy for both periods presented includes all tenants irrespective of the terms of their agreement. Previously, occupancy was reported excluding tenants under agreements with initial terms of less than one year.

(2)

The total occupancy percentage for The Gallery at Market East includes 328,390 sf of the former Strawbridge's store that is currently vacant, pending redevelopment. This vacant department store represents 30.3% of the owned mall GLA as of September 30, 2011 and 2010.

(3)

The total occupancy percentage for Willow Grove Park as of September 30, 2010 includes the former Strawbridge's store that is currently under redevelopment. This vacant department store represents 26.2% of the owned mall GLA as of September 30, 2010.

(4)

Reflects the decommissioning of space related to redevelopment activity. A space is decommissioned once tenant relocations have been completed and demolition/reconfiguration of the former space has commenced. Space is recommissioned once the first tenant in the new/reconfigured wing or area is open and the remaining space is in leaseable condition.

Pennsylvania Real Estate Investment Trust

Strip and Power Center Rent Per Square Foot and Occupancy Percentages

	September 30, 2011			September 30, 2010			Change
	Avg	Occupancy (1)		Avg	Occupancy (1)		Avg	Occupancy (1)
	Base Rent	Total	Non-Anchor	Base Rent	Total	Non-Anchor	Base Rent	Total	Non-Anchor

Christiana Center	$20.16	96.0%	89.1%	$20.10	98.8%	96.8%	0.3%	-2.8%	-7.7%

The Commons at Magnolia	15.31	84.9%	81.2%	14.28	83.7%	79.7%	7.2%	1.2%	1.5%

Metroplex Shopping Center	20.03	100.0%	100.0%	19.20	100.0%	100.0%	4.3%	0.0%	0.0%

The Court at Oxford Valley	15.09	91.7%	90.5%	15.60	100.0%	100.0%	-3.3%	-8.3%	-9.5%

Paxton Towne Centre	14.47	94.5%	91.6%	15.78	98.2%	97.3%	-8.3%	-3.7%	-5.7%

Red Rose Commons	13.14	100.0%	100.0%	13.75	82.5%	82.5%	-4.4%	17.5%	17.5%

Springfield Park	21.35	98.2%	94.9%	20.90	98.2%	94.9%	2.2%	0.0%	0.0%

Whitehall Mall	13.48	85.0%	68.2%	12.72	91.6%	82.3%	6.0%	-6.6%	-14.1%

Weighted Average	$16.18	93.6%	90.6%	$16.25	95.5%	93.4%	-0.4%	-1.9%	-2.8%

Consolidated Properties	$15.90	93.8%	89.3%	$16.58	96.6%	94.1%	-4.1%	-2.8%	-4.8%

Unconsolidated Properties	$16.28	93.4%	91.0%	$16.13	95.0%	93.1%	0.9%	-1.6%	-2.1%

Same Properties	$16.18	93.6%	90.6%	$16.25	95.5%	93.4%	-0.4%	-1.9%	-2.8%

(1)

Occupancy for both periods presented includes all tenants irrespective of the terms of their agreement. Previously, occupancy was reported excluding tenants under agreements with initial terms of less than one year.

Pennsylvania Real Estate Investment Trust

Top Twenty Tenants (by share of PREIT's Annualized Minimum Rent)

(dollars in thousands)

	Paying Minimum Rent		Paying Percentage of Sales in lieu of Minimum Rent (2)		Total		Minimum Rent
Tenant (1)	Number of Locations	GLA	Number of Locations	GLA	Total Number of Locations	Total GLA	Annualized Minimum Rent	PREIT”s share of Annualized Minimum Rent (3)	Percent of PREIT’s Total Retail Minimum Rent
Gap, Inc.	45	560,997	5	51,516	50	612,513	$12,114	$11,146	3.60%

JCPenney Company, Inc.	24	2,369,736	6	824,327	30	3,194,063	7,679	7,679	2.48%

Foot Locker, Inc.	59	277,182	10	66,762	69	343,944	7,872	7,420	2.40%

Limited Brands, Inc.	57	275,395	15	48,323	72	323,718	7,487	7,041	2.28%

American Eagle Outfitters, Inc.	40	218,381	2	8,840	42	227,221	6,842	6,534	2.11%

Zale Corporation	74	55,498	-	-	74	55,498	5,725	5,420	1.75%

Sears Holding Corporation	24	2,796,396	5	880,777	29	3,677,173	5,445	5,302	1.71%

Signet Jewelers Limited	39	60,145	-	-	39	60,145	4,495	4,340	1.40%

Bain Capital LLC (4)	29	585,361	4	8,075	33	593,436	4,183	4,038	1.31%

Dick's Sporting Goods, Inc.	8	371,675	1	50,484	9	422,159	4,687	3,967	1.28%

Luxottica Group S.p.A.	46	113,705	4	9,212	50	122,917	4,184	3,885	1.26%

Golden Gate Capital (5)	15	130,860	4	31,799	19	162,659	4,030	3,633	1.17%

Abercrombie & Fitch Co.	19	128,443	-	-	19	128,443	3,872	3,490	1.13%

Genesco, Inc.	58	76,938	3	3,052	61	79,990	3,430	3,289	1.06%

Aeropostale, Inc.	33	115,299	3	10,619	36	125,918	3,350	3,123	1.01%

Commonwealth of Pennsylvania	2	229,244	-	-	2	229,244	3,092	3,092	1.00%

Barnes & Noble, Inc.	9	271,086	-	-	9	271,086	4,013	2,977	0.96%

Hallmark Cards, Inc.	32	129,143	7	30,277	39	159,420	2,956	2,784	0.90%

Regis Corporation	75	91,304	3	4,651	78	95,955	2,823	2,734	0.88%

The Bon-Ton Stores, Inc.	13	1,008,613	1	41,344	14	1,049,957	2,729	2,729	0.88%

Total Top 20 Tenants	701	9,865,401	73	2,070,058	774	11,935,459	$101,008	$94,623	30.60%

Total Leases					3,049			$309,304	100.00%

(1)	Tenant includes all brands and concepts of the tenant.

(2)	Income from lease(s) in which tenant pays percentage of sales in lieu of minimum rent or common area costs are not included in annualized minimum rent.

(3)	Includes PREIT’s proportionate share of tenant rents from partnership properties based on PREIT's ownership percentage in the respective partnerships.

(4)	Consists of 18 Gymboree stores, nine Crazy 8 stores, and six Burlington Coat Factory stores.

(5)	Consists of 18 Express stores and one J. Jill store.

Pennsylvania Real Estate Investment Trust

Lease Expirations as of September 30, 2011

(dollars in thousands except psf amounts)

Non-Anchors (1)
		Gross Leasable Area		Annualized Minimum Rent
Lease Expiration Year	Number of Leases Expiring	Expiring GLA (2)	Percent of Total	Minimum Rent in Expiring Year (2)	PREIT's Share of Minimum Rent in Expiring Year (3)	Percent of PREIT's Total	Average Expiring Minimum Rent psf

Holdover	198	582,408	4.9%	$13,179	$12,918	4.8%	$22.63
2011	219	453,200	3.8%	13,339	12,840	4.8%	29.43
2012	510	1,628,134	13.6%	39,885	37,192	13.8%	24.50
2013	385	1,297,390	10.9%	28,997	27,185	10.1%	22.35
2014	285	1,010,428	8.5%	23,520	21,441	7.9%	23.28
2015	252	1,259,500	10.5%	28,281	25,370	9.4%	22.45
2016	293	1,295,085	10.8%	35,373	31,545	11.7%	27.31
2017	199	917,561	7.7%	24,135	21,431	7.9%	26.30
2018	183	932,289	7.8%	25,452	23,163	8.6%	27.30
2019	138	611,341	5.1%	18,351	17,449	6.5%	30.02
2020	133	934,299	7.8%	20,508	19,316	7.1%	21.95
Thereafter	146	1,023,661	8.6%	22,129	20,371	7.5%	21.62

Total/Average	2,941	11,945,296	100.0%	$293,149	$270,221	100.0%	$24.54

Anchors (1)
		Gross Leasable Area		Annualized Minimum Rent
Lease Expiration Year	Number of Leases Expiring (4)	Expiring GLA	Percent of Total	Minimum Rent in Expiring Year	PREIT's Share of Minimum Rent in Expiring Year (2)	Percent of PREIT's Total	Average Expiring Minimum Rent psf

2012	4	453,806	4.1%	$600	$563	1.4%	$1.32
2013	14	1,135,570	10.1%	4,593	4,593	11.8%	4.04
2014	15	1,551,546	13.9%	4,249	3,787	9.7%	2.74
2015	18	1,715,835	15.3%	5,115	5,115	13.1%	2.98
2016	20	1,895,436	16.9%	4,777	4,777	12.2%	2.52
2017	7	787,038	7.0%	3,386	2,972	7.6%	4.30
2018	6	777,965	6.9%	4,082	4,082	10.4%	5.25
2019	7	770,343	6.9%	2,014	2,014	5.2%	2.61
2020	3	277,729	2.5%	1,192	1,192	3.0%	4.29
Thereafter	14	1,836,725	16.4%	11,273	9,988	25.6%	6.14

Total/Average	108	11,201,993	100.0%	$41,281	$39,083	100.0%	$3.69

(1)	Only includes owned space.

(2)	Does not include tenants occupying space under agreements with initial terms of less than one year.

(3)	Includes PREIT's proportionate share of tenant rent from partnership properties based on PREIT's ownership percentage in the respective partnerships.

(4)	Accounts for all contiguous anchor space as one lease.

Pennsylvania Real Estate Investment Trust

Retail Gross Leasable Area Occupancy Summary as of September 30, 2011

	Owned GLA
	Occupied			Vacant
	Anchor	Non-Anchor		Anchor	Non-Anchor
		Large Format (1)	Small Shop (2)			GLA Not Owned	Total GLA

Malls
Beaver Valley Mall	511,267	148,740	210,914	-	86,425	204,770	1,162,116
Capital City Mall	204,301	63,586	212,247	-	8,635	120,000	608,769
Chambersburg Mall	241,690	19,651	132,609	-	60,473	-	454,423
Cherry Hill Mall (3)	138,000	204,015	425,178	-	52,277	478,885	1,298,355
Crossroads Mall	254,211	29,108	124,723	-	44,967	-	453,009
Cumberland Mall	264,348	212,538	141,398	-	50,933	273,230	942,447
Dartmouth Mall	208,460	142,274	164,724	-	15,482	140,000	670,940
Exton Square Mall	440,301	26,617	270,112	-	72,348	277,468	1,086,846
Francis Scott Key Mall	222,176	140,616	200,890	-	8,946	139,333	711,961
Gadsden Mall	300,960	65,746	106,831	-	29,095	-	502,632
The Gallery at Market East	350,115	73,975	240,702	328,390	91,263	-	1,084,445
Jacksonville Mall	242,115	98,693	144,216	-	3,703	-	488,727
Lehigh Valley Mall	212,000	171,800	372,553	-	28,421	371,986	1,156,760
Logan Valley Mall	454,387	43,943	249,176	-	32,772	-	780,278
Lycoming Mall	333,413	160,268	170,389	-	51,843	120,000	835,913
Magnolia Mall	343,118	86,608	176,349	-	7,095	-	613,170
Moorestown Mall	408,356	98,682	172,368	-	58,844	321,200	1,059,450
New River Valley Mall	175,306	134,996	121,193	-	9,631	-	441,126
Nittany Mall	221,462	12,500	173,866	-	29,216	95,000	532,044
North Hanover Mall	206,792	21,047	95,243	-	32,681	-	355,763
Orlando Fashion Square	491,999	136,808	220,695	-	80,679	155,576	1,085,757
Palmer Park Mall	314,235	-	126,494	-	17,202	-	457,931
Patrick Henry Mall	279,619	16,741	257,588	-	21,491	140,000	715,439
Phillipsburg Mall	326,552	42,021	146,126	-	62,439	-	577,138
Plymouth Meeting Mall (4)	253,584	157,027	208,262	-	117,726	214,635	951,234
The Mall at Prince Georges	479,619	105,935	295,201	-	37,910	-	918,665
South Mall	139,691	131,434	96,584	-	37,490	-	405,199
Springfield Mall	-	-	199,435	-	22,878	387,899	610,212
Uniontown Mall	391,096	49,888	161,105	30,282	66,621	-	698,992
Valley Mall	280,549	125,334	242,536	-	25,051	243,400	916,870
Valley View Mall	96,357	74,148	159,834	-	13,184	254,596	598,119
Viewmont Mall	386,262	82,893	149,741	-	8,298	120,000	747,194
Voorhees Town Center (5)	4,404	67,478	128,559	-	98,131	420,838	719,410
Washington Crown Center	245,401	79,085	159,317	-	52,040	140,095	675,938
Willow Grove Park	225,000	37,260	279,723	-	30,066	413,121	985,170
Wiregrass Commons	94,686	10,345	170,066	-	30,716	332,152	637,965
Woodland Mall	-	120,959	294,214	-	19,467	725,187	1,159,827
Wyoming Valley Mall	592,110	90,851	196,568	-	31,771	-	911,300

Total Malls (38 properties)	10,333,942	3,283,610	7,397,729	358,672	1,548,210	6,089,371	29,011,534

Strip and Power Centers
Christiana Center	190,814	68,132	31,288	-	12,200	-	302,434
The Commons at Magnolia	20,631	28,618	39,367	-	15,716	126,200	230,532
Metroplex Shopping Center	67,185	353,984	56,292	-	-	300,729	778,190
The Court at Oxford Valley	59,620	323,336	36,154	-	37,793	247,623	704,526
Paxton Towne Centre	151,627	196,887	71,380	-	24,538	273,058	717,490
Red Rose Commons	-	248,085	15,206	-	-	199,590	462,881
Springfield Park	83,539	20,500	22,443	-	2,329	145,669	274,480
Whitehall Mall	294,635	135,271	43,891	-	83,704	-	557,501

Total Strip and Power Centers (8 properties)	868,051	1,374,813	316,021	-	176,280	1,292,869	4,028,034

CONSOLIDATED PROPERTIES	10,485,014	3,405,447	6,967,776	358,672	1,549,365	5,728,744	28,495,018
UNCONSOLIDATED PROPERTIES	716,979	1,252,976	745,974	-	175,125	1,653,496	4,544,550
TOTAL PROPERTIES	11,201,993	4,658,423	7,713,750	358,672	1,724,490	7,382,240	33,039,568

(1) Includes tenants greater than 10,000 square feet.

(2) Includes tenants less than 10,000 square feet.

(3) Additional 24,588 sf has been entitled but not yet built.

(4) Additional 14,316 sf has been entitled but not yet built.

(5) Additional 18,391 sf has been built but not commissioned, and 128,514 sf has been entitled but not yet built.

Pennsylvania Real Estate Investment Trust

Property Information as of September 30, 2011

Properties	Ownership Interest	Date Acquired	Year Built/Last Renovated	Anchors /Major Tenants	Lease Expiration

MALLS
Beaver Valley Mall Monaca, PA	100%	2002	1970/1991	Boscov's jcpenney Macy's Sears	9/30/18 9/30/17 (1) 8/15/16
Capital City Mall Camp Hill, PA	100%	2003	1974/2005	jcpenney Macy's Sears	11/30/15 (1) 7/28/14
Chambersburg Mall Chambersburg, PA	100%	2003	1982	Bon-Ton Burlington Coat Factory jcpenney Sears	1/28/16 1/31/19 3/31/12 2/9/15
Cherry Hill Mall Cherry Hill, NJ	100%	2003	1961/2009	The Container Store Crate and Barrel jcpenney Macy's Nordstrom	2/28/18 1/31/23 (1) (1) 2/28/25
Crossroads Mall (2) Beckley, WV	100%	2003	1981	Belk jcpenney Sears	11/5/14 12/31/16 3/31/16
Cumberland Mall Vineland, NJ	100%	2005	1973/2003	Best Buy BJ's Boscov's Burlington Coat Factory Home Depot jcpenney	1/31/16 (1) (1) 4/30/19 1/31/19 11/30/13
Dartmouth Mall Dartmouth, MA	100%	1997	1971/2000	jcpenney Macy's Sears	7/31/14 (1) 4/12/16
Exton Square Mall (2) Exton, PA	100%	2003	1973/2000	Boscov's jcpenney K-Mart Macy's Sears	10/31/19 5/31/20 (1) (1) 10/6/19
Francis Scott Key Mall Frederick, MD	100%	2003	1978/1991	Barnes & Noble jcpenney Macy's Sears Value City Furniture	4/30/17 9/30/16 (1) 7/31/13 1/31/19
Gadsden Mall Gadsden, AL	100%	2005	1974/1990	Belk jcpenney Sears	7/31/14 1/31/29 3/5/14
The Gallery at Market East (2) Philadelphia, PA	100%	2003	1977/1990	Burlington Coat Factory Commonwealth of Pennsylvania	2/28/32 6/30/29
Jacksonville Mall Jacksonville, NC	100%	2003	1981/2008	Barnes & Noble Belk jcpenney Sears	5/31/18 8/21/16 8/31/15 8/4/16
Lehigh Valley Mall (3) Allentown, PA	50%	1973	1977/2007	Barnes & Noble Boscov's jcpenney Macy's	10/31/17 (1) (1) 7/31/12
Logan Valley Mall Altoona, PA	100%	2003	1960/1997	jcpenney Macy's Sears	1/31/17 1/31/15 10/31/16
Lycoming Mall Pennsdale, PA	100%	2003	1978/2007	Best Buy Bon-Ton Burlington Coat Factory Dick's Sporting Goods jcpenney Macy's Sears	1/31/17 7/27/16 1/31/19 1/31/17 10/31/15 (1) 7/31/13
Magnolia Mall Florence, SC	100%	1997	1979/2007	Barnes & Noble Belk Best Buy Dick's Sporting Goods jcpenney Sears	9/30/17 1/31/16 1/31/13 1/31/18 3/31/17 10/16/14
Moorestown Mall Moorestown, NJ	100%	2003	1963/2008	Boscov's Lord & Taylor Macy's Sears	10/31/15 (1) (1) 10/5/22
New River Valley Mall Christiansburg, VA	100%	2003	1988/2007	Belk Dick's Sporting Goods jcpenney Regal Cinemas Sears	4/19/14 1/31/17 3/31/13 4/30/22 8/2/13

Pennsylvania Real Estate Investment Trust

Property Information as of September 30, 2011 (continued)

Properties	Ownership Interest	Date Acquired	Year Built/Last Renovated	Anchors /Major Tenants	Lease Expiration
Nittany Mall State College, PA	100%	2003	1968/1990	Bon-Ton jcpenney Macy's Sears	1/31/13 7/31/15 (1) 8/28/15
North Hanover Mall Hanover, PA	100%	2003	1967/1999	Dick's Sporting Goods jcpenney Sears	1/31/18 1/31/16 11/30/14
Orlando Fashion Square (2) Orlando, FL	100%	2004	1973/2003	Dillard's jcpenney Macy's Sears	1/31/14 4/30/13 10/30/71 (1)
Palmer Park Mall Easton, PA	100%	1972/2003	1972/1998	Bon-Ton Boscov's	7/25/14 10/31/18
Patrick Henry Mall Newport News, VA	100%	2003	1988/2005	Dick's Sporting Goods Dillard's jcpenney Macy's	1/31/22 9/22/13 10/31/15 (1)
Phillipsburg Mall Phillipsburg, NJ	100%	2003	1989/2003	Bon-Ton jcpenney Kohl's Sears	1/31/15 3/31/13 1/31/25 4/30/14
Plymouth Meeting Mall (2) Plymouth Meeting, PA	100%	2003	1966/2009	AMC Theater Boscov's Macy's Whole Foods	12/31/18 10/31/16 (1) 11/30/29
The Mall at Prince Georges Hyattsville, MD	100%	1998	1959/2004	jcpenney Macy's Marshalls Ross Dress for Less Target	7/31/16 10/31/18 9/30/16 1/31/18 1/31/15
South Mall Allentown, PA	100%	2003	1975/1992	Bon-Ton Stein Mart	1/30/16 10/31/16
Springfield Mall Springfield, PA	50%	2005	1974/1997	Macy's Target	(1) (1)
Uniontown Mall (2) Uniontown, PA	100%	2003	1972/1990	Bon-Ton Burlington Coat Factory jcpenney Sears Teletech Customer Care	1/30/16 1/31/19 10/31/15 2/25/13 6/30/13
Valley Mall Hagerstown, MD	100%	2003	1974/1999	Bon-Ton jcpenney Macy's Sears	1/31/14 10/31/14 (1) (1)
Valley View Mall La Crosse, WI	100%	2003	1980/2001	Barnes & Noble Herberger's jcpenney Macy's Sears	1/31/17 (1) 7/31/15 (1) (1)
Viewmont Mall Scranton, PA	100%	2003	1968/2006	jcpenney Macy's Sears	10/31/15 (1) 12/31/15
Voorhees Town Center (2) Voorhees, NJ	100%	2003	1970/2007	Boscov's Macy's The Star Group Voorhees Town Hall	(1) (1) 8/31/28 (1)
Washington Crown Center Washington, PA	100%	2003	1969/1999	Bon-Ton Gander Mountain Sports Macy's Sears	1/31/15 7/24/13 (1) 8/17/14
Willow Grove Park Willow Grove, PA	100%	2000/2003	1982/2001	Bloomingdale's The Cheesecake Factory Macy's Sears	(1) 1/31/28 1/31/22 (1)
Wiregrass Commons Mall Dothan, AL	100%	2003	1986/2008	Belk Burlington Coat Factory Dillards jcpenney	(1) 1/31/20 (1) (1)
Woodland Mall Grand Rapids, MI	100%	2005	1968/1998	Apple Barnes & Noble jcpenney Kohl's Macy's Sears	6/30/15 1/31/20 (1) (1) (1) (1)
Wyoming Valley Mall Wilkes-Barre, PA	100%	2003	1971/2006	Bon-Ton jcpenney Macy's Sears	1/31/17 4/30/12 1/31/17 8/1/16

Pennsylvania Real Estate Investment Trust

Property Information as of September 30, 2011 (continued)

Properties	Ownership Interest	Date Acquired	Year Built/Last Renovated	Anchors /Major Tenants	Lease Expiration

POWER CENTERS
Christiana Center Newark, DE	100%	1998	1998	Costco Dick's Sporting Goods	9/30/18 11/30/13
Metroplex Shopping Center (3) Plymouth Meeting, PA	50%	1999	2001	Giant Food Store Lowe’s Target	2/28/21 (1) (1)
The Court at Oxford Valley (3) Langhorne, PA	50%	1997	1996	Best Buy BJ’s Dick’s Sporting Goods Home Depot	5/31/21 (1) 4/30/21 (1)
Paxton Towne Centre Harrisburg, PA	100%	1999	2001	Costco Kohl’s Target Weis Markets	(1) 1/30/21 (1) 11/30/20
Red Rose Commons (3) Lancaster, PA	50%	1998	1998	Home Depot Weis Markets	(1) (1)
Whitehall Mall (3) Allentown, PA	50%	1964	1964/1998	Bed, Bath & Beyond Kohl’s Sears	1/31/15 3/9/17 9/18/21
STRIP CENTERS
The Commons at Magnolia Florence, SC	100%	1999	1991/2002	Bed, Bath & Beyond Target	1/31/15 (1)
Springfield Park Springfield, PA	50%	1997/1998	1997/1998	Bed, Bath & Beyond LA Fitness Target	1/31/14 3/31/17 (1)

(1)	Space is not owned by PREIT.
(2)	Property is subject to a ground lease.
(3)	Property is managed by a third party.

Pennsylvania Real Estate Investment Trust

Condensed Balance Sheet

Proportionate Consolidation Method (1)

(in thousands, except per share amounts)

	September 30, 2011			December 31, 2010
	GAAP	Share of Unconsolidated Partnerships	Total	GAAP	Share of Unconsolidated Partnerships	Total
ASSETS
Investments in real estate, at cost
Operating properties	$3,430,318	$211,493	$3,641,811	$3,448,900	$210,505	$3,659,405
Construction in progress	112,180	963	113,143	121,547	753	122,300
Land held for development	15,292	-	15,292	17,021	-	17,021

Total investments in real estate	3,557,790	212,456	3,770,246	3,587,468	211,258	3,798,726
Accumulated depreciation	(812,663)	(71,886)	(884,549)	(729,086)	(66,699)	(795,785)

Net investments in real estate	2,745,127	140,570	2,885,697	2,858,382	144,559	3,002,941

Investments in partnerships, at equity	16,475	(16,475)	-	30,959	(30,959)	-
Other assets:
Cash and cash equivalents	30,347	5,858	36,205	42,327	4,780	47,107
Rent and other receivables (2)	34,800	1,826	36,626	40,732	6,390	47,122
Intangible assets, net	11,197	204	11,401	15,787	288	16,075
Deferred costs and other assets, net	97,064	8,508	105,572	91,930	8,304	100,234

Total other assets	189,883	(79)	189,804	221,735	(11,197)	210,538

Total assets	$2,935,010	$140,491	$3,075,501	$3,080,117	$133,362	$3,213,479

LIABILITIES AND EQUITY
Liabilities:
Mortgage loans (including debt premium of $701 and $1,569 as of September 30, 2011 and December 31, 2010, respectively)	$1,745,429	$205,163	$1,950,592	$1,744,248	$175,693	$1,919,941
Exchangeable notes (net of discount of $1,349 and $2,809 as of September 30, 2011 and December 31, 2010, respectively)	135,551	-	135,551	134,091	-	134,091
Revolving Facility	55,000	-	55,000	-	-	-
Term Loans	240,000	-	240,000	347,200	-	347,200
Tenants’ deposits and deferred rent	18,161	3,555	21,716	16,583	3,899	20,482
Distributions in excess of partnership investments	63,556	(63,556)	-	44,614	(44,614)	-
Fair value of derivative instruments	24,521	-	24,521	27,233	-	27,233
Other liabilities	61,621	(4,671)	56,950	61,618	(1,616)	60,002

Total liabilities	2,343,839	140,491	2,484,330	2,375,587	133,362	2,508,949

Equity:
Total equity	591,171	-	591,171	704,530	-	704,530

Total liabilities and equity	$2,935,010	$140,491	$3,075,501	$3,080,117	$133,362	$3,213,479

(1) Total includes PREIT’s proportionate share of partnership assets and liabilities “grossed up” to reflect the Company’s share of the total assets and liabilities of the underlying properties. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Company’s equity in these properties.

(2) Total includes straight line rent of $27.7 million ($25.3 million wholly owned, $2.4 million partnership) as of September 30, 2011, and $27.8 million ($25.2 million wholly owned, $2.6 million partnership) as of December 31, 2010.

Pennsylvania Real Estate Investment Trust

Condensed Balance Sheet

Property Type (1)

(in thousands, except per share amounts)

	September 30, 2011				December 31, 2010
	Malls	Strip and Power Centers	Corporate, Development and Other Properties	Total	Malls	Strip and Power Centers	Corporate, Development and Other Properties	Total
ASSETS:
Investments in real estate:
Investments in real estate, at cost	$3,414,691	$220,870	$21,542	$3,657,103	$3,433,844	$219,321	$23,261	$3,676,426
Construction in progress	57,197	108	55,838	113,143	67,123	-	55,177	122,300

Total investments in real estate	3,471,888	220,978	77,380	3,770,246	3,500,967	219,321	78,438	3,798,726
Accumulated depreciation	(807,528)	(75,572)	(1,449)	(884,549)	(724,708)	(69,785)	(1,292)	(795,785)

Net investments in real estate	2,664,360	145,406	75,931	2,885,697	2,776,259	149,536	77,146	3,002,941

Other assets:
Cash and cash equivalents	19,648	3,154	13,403	36,205	21,119	1,931	24,057	47,107
Rent and other receivables (2)	30,996	2,536	3,094	36,626	37,768	7,008	2,346	47,122
Intangible assets, net	4,124	-	7,277	11,401	8,725	-	7,350	16,075
Deferred costs and other assets, net	74,980	8,059	22,533	105,572	72,165	7,960	20,109	100,234

Total other assets	129,748	13,749	46,307	189,804	139,777	16,899	53,862	210,538

Total assets	$2,794,108	$159,155	$122,238	$3,075,501	$2,916,036	$166,435	$131,008	$3,213,479

LIABILITIES AND EQUITY
Liabilities:
Mortgage loans (including debt premium of $701 and $1,569 as of September 30, 2011 and December 31, 2010, respectively)	$1,748,700	$201,892	$-	$1,950,592	$1,743,470	$171,553	$4,918	$1,919,941
Exchangeable notes (net of discount of $1,349 and $2,809 as of September 30, 2011 and December 31, 2010, respectively)	-	-	135,551	135,551	-	-	134,091	134,091
Revolving Facility	-	-	55,000	55,000	-	-	-	-
Term Loans	-	-	240,000	240,000	-	-	347,200	347,200
Tenants’ deposits and deferred rent	19,183	2,380	153	21,716	18,205	2,128	149	20,482
Fair value of derivative instruments	-	-	24,521	24,521	-	-	27,233	27,233
Other liabilities	35,043	(6,264)	28,171	56,950	32,593	(2,277)	29,686	60,002

Total liabilities	1,802,926	198,008	483,396	2,484,330	1,794,268	171,404	543,277	2,508,949

Equity:
Total equity	991,182	(38,853)	(361,158)	591,171	1,121,768	(4,969)	(412,269)	704,530

Total liabilities and equity	$2,794,108	$159,155	$122,238	$3,075,501	$2,916,036	$166,435	$131,008	$3,213,479

(1) Total includes PREIT’s proportionate share of partnership assets and liabilities “grossed up” to reflect the Company’s share of the total assets and liabilities of the underlying properties. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Company’s equity in these properties.

(2) Total includes straight line rent of $27.7 million ($25.3 million wholly owned, $2.4 million partnership) as of September 30, 2011, and $27.8 million ($25.2 million wholly owned, $2.6 million partnership) as of December 31, 2010.

Pennsylvania Real Estate Investment Trust

Investment in Real Estate (1)

(in thousands)

	September 30, 2011				December 31, 2010
	Operating Properties and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate	Operating Properties and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate
Consolidated Malls
Beaver Valley Mall	$70,322	$-	$20,791	$49,531	$69,663	$-	$18,536	$51,127
Capital City Mall	96,370	-	24,241	72,129	95,920	-	21,547	74,373
Chambersburg Mall	38,374	-	8,599	29,775	38,529	-	7,803	30,726
Cherry Hill Mall	451,022	367	92,874	358,515	448,513	34	76,173	372,374
Crossroads Mall	38,888	4,552	9,849	33,591	36,750	1,057	8,903	28,904
Cumberland Mall	63,343	337	10,496	53,184	63,340	153	9,051	54,442
Dartmouth Mall	62,945	-	28,036	34,909	62,543	-	26,604	35,939
Exton Square Mall	148,446	72	28,958	119,560	147,556	64	26,367	121,253
Francis Scott Key Mall	78,102	11	18,605	59,508	76,482	813	16,587	60,708
Gadsden Mall	61,974	-	11,345	50,629	61,174	-	9,735	51,439
The Gallery at Market East	169,988	2,246	25,499	146,735	169,696	2,014	19,913	151,797
Jacksonville Mall	79,779	-	18,082	61,697	79,247	-	16,096	63,151
Logan Valley Mall	96,233	-	24,209	72,024	96,000	-	22,521	73,479
Lycoming Mall	77,239	-	17,808	59,431	76,814	-	15,817	60,997
Magnolia Mall	87,859	859	26,286	62,432	87,434	27	23,814	63,647
Moorestown Mall	93,030	4	27,426	65,608	92,560	87	25,201	67,446
New River Valley Mall	58,128	-	17,736	40,392	57,892	-	15,238	42,654
Nittany Mall	43,924	-	10,021	33,903	43,458	-	9,073	34,385
North Hanover Mall (2)	27,321	42	4,924	22,439	38,219	17,100	8,004	47,315
Orlando Fashion Square	42,817	-	6,765	36,052	40,426	-	4,448	35,978
Palmer Park Mall	34,528	-	12,715	21,813	34,465	-	12,103	22,362
Patrick Henry Mall	142,160	-	36,688	105,472	141,312	-	32,338	108,974
Phillipsburg Mall (3)	19,476	-	4,603	14,873	54,088	606	10,930	43,764
Plymouth Meeting Mall	160,823	1	32,881	127,943	159,802	426	28,256	131,972
The Mall at Prince Georges	100,940	-	35,453	65,487	100,654	-	32,782	67,872
South Mall	34,014	-	6,716	27,298	33,728	-	6,107	27,621
Uniontown Mall	40,078	-	10,799	29,279	39,955	-	9,750	30,205
Valley Mall	92,707	-	22,849	69,858	92,081	-	21,252	70,829
Valley View Mall	67,931	-	14,255	53,676	67,602	-	12,977	54,625
Viewmont Mall	91,167	-	19,820	71,347	90,359	-	17,600	72,759
Voorhees Town Center	69,955	18,777	16,526	72,206	66,001	20,774	13,950	72,825
Washington Crown Center	40,318	-	13,398	26,920	40,249	-	12,826	27,423
Willow Grove Park	190,024	29,796	50,093	169,727	189,032	23,943	45,471	167,504
Wiregrass Commons Mall	53,356	-	10,506	42,850	52,072	-	9,159	42,913
Woodland Mall	185,687	-	32,565	153,122	185,530	-	28,070	157,460
Wyoming Valley Mall	108,332	-	25,141	83,191	107,913	-	22,251	85,662

Total Consolidated Malls	3,317,600	57,064	777,558	2,597,106	3,337,059	67,098	697,253	2,706,904

Unconsolidated Malls
Lehigh Valley Mall	41,471	128	18,564	23,035	41,516	21	17,338	24,199
Springfield Mall	55,620	5	11,406	44,219	55,269	4	10,117	45,156

Total Unconsolidated Malls	97,091	133	29,970	67,254	96,785	25	27,455	69,355

TOTAL MALLS	$3,414,691	$57,197	$807,528	$2,664,360	$3,433,844	$67,123	$724,708	$2,776,259

(1) Total includes PREIT’s proportionate share of partnership assets and liabilities “grossed up” to reflect the Company’s share of the total assets and liabilities of the underlying properties. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Company’s equity in these properties.

(2) Net of impairment of $24,133 recorded in the 3rd Quarter of 2011.

(3) Net of impairment of $27,977 recorded in the 3rd Quarter of 2011.

Pennsylvania Real Estate Investment Trust

Investment in Real Estate (1) (continued)

(in thousands)

	September 30, 2011				December 31, 2010
	Operating Property and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate	Operating Property and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate
Consolidated Strip and Power Centers
Christiana Center	$42,648	$-	$13,233	$29,415	$42,020	$-	$12,288	$29,732
The Commons at Magnolia	12,674	-	3,708	8,966	12,674	-	3,347	9,327
Paxton Towne Centre	57,396	-	18,164	39,232	57,147	-	16,198	40,949

Total Consolidated Strip and Power Centers	112,718	-	35,105	77,613	111,841	-	31,833	80,008
Unconsolidated Strip and Power Centers
Metroplex Shopping Center	42,598	108	16,848	25,858	42,180	-	15,315	26,865
The Court at Oxford Valley	27,883	-	9,071	18,812	27,883	-	8,600	19,283
Red Rose Commons	13,601	-	4,200	9,401	13,178	-	3,936	9,242
Whitehall Mall	16,716	-	8,707	8,009	16,954	-	8,570	8,384
Springfield Park	7,354	-	1,641	5,713	7,285	-	1,531	5,754

Total Unconsolidated Strip and Power Centers	108,152	108	40,467	67,793	107,480	-	37,952	69,528

TOTAL STRIP AND POWER CENTERS	$220,870	$108	$75,572	$145,406	$219,321	$-	$69,785	$149,536

Consolidated Properties Under Development
Springhills	$-	$21,961	$-	$21,961	$-	$21,984	$-	$21,984
White Clay Point	-	33,155	-	33,155	-	32,465	-	32,465

Total Consolidated Properties Under Development	-	55,116	-	55,116	-	54,449	-	54,449
Unconsolidated Properties Under Development
Pavilion at Market East	6,250	722	1,449	5,523	6,240	728	1,292	5,676

Total Unconsolidated Properties Under Development	6,250	722	1,449	5,523	6,240	728	1,292	5,676
Other Properties
Land held for development—consolidated	15,292	-	-	15,292	17,021	-	-	17,021

Total Other Properties	15,292	-	-	15,292	17,021	-	-	17,021

TOTAL DEVELOPMENT AND OTHER	$21,542	$55,838	$1,449	$75,931	$23,261	$55,177	$1,292	$77,146

TOTAL INVESTMENT IN REAL ESTATE	$3,657,103	$113,143	$884,549	$2,885,697	$3,676,426	$122,300	$795,785	$3,002,941

CONSOLIDATED PROPERTIES	$3,445,610	$112,180	$812,663	$2,745,127	$3,465,921	$121,547	$729,086	$2,858,382
UNCONSOLIDATED PROPERTIES	211,493	963	71,886	140,570	210,505	753	66,699	144,559

TOTAL INVESTMENT IN REAL ESTATE	$3,657,103	$113,143	$884,549	$2,885,697	$3,676,426	$122,300	$795,785	$3,002,941

(1)

Total includes PREIT’s proportionate share of partnership assets and liabilities “grossed up” to reflect the Company’s share of the total assets and liabilities of the underlying properties. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Company’s equity in these properties.

Pennsylvania Real Estate Investment Trust

Capital Expenditures

(in thousands)

	Quarter Ended September 30, 2011			Nine Months Ended September 30, 2011
	Consolidated	Unconsolidated	Total	Consolidated	Unconsolidated	Total
Redevelopment projects with incremental GLA and/or anchor replacement (1)	$12,439	$316	$12,755	$15,025	$382	$15,407
New development projects	257	-	257	690	4	694
Tenant allowances	4,586	373	4,959	10,427	374	10,801
Recurring capital expenditures:
CAM expenditures	3,685	105	3,790	6,894	248	7,142
Non-CAM expenditures	1,626	-	1,626	3,790	-	3,790

Total recurring capital expenditures	5,311	105	5,416	10,684	248	10,932

Total	$22,593	$794	$23,387	$36,826	$1,008	$37,834

(1)	Net of any tenant reimbursements, parcel sales, tax credits or other incentives.

Pennsylvania Real Estate Investment Trust

Debt Analysis as of September 30, 2011

(in thousands)

Outstanding Debt
	Fixed Rate (1)	% of Total Indebtedness	Variable Rate (5)	% of Total Indebtedness	Total	% of Total Indebtedness
Consolidated mortgage loans payable (2)	$1,730,909	72.7%	$14,520	0.6%	$1,745,429	73.3%
Unconsolidated mortgage loans payable	201,358	8.5%	3,805	0.1%	205,163	8.6%
Exchangeable notes (3)	135,551	5.7%	—	0.0%	135,551	5.7%
2010 Credit Facility (4)	190,000	8.0%	105,000	4.4%	295,000	12.4%

TOTAL OUTSTANDING DEBT	$2,257,818	94.9%	$123,325	5.1%	$2,381,143	100.0%

AVERAGE STATED INTEREST RATE	5.54%		3.99%		5.46%

(1) Includes variable rate debt swapped to fixed rate debt.

(2) Includes debt premium of $701

(3) Net of debt discount of $1,349

(4) As of September 30, 2011, we have designated interest rate swap agreements to effectively fix $190.0 million of the underlying LIBOR associated with the 2010 Credit Facility until March 10, 2013 at a current weighted average rate of 1.83% (excluding the spread on the related debt). Of that notional amount, $185.0 million of this $190.0 million is also covered by a forward starting swap that becomes effective on April 2, 2012 and remains effective until March 13, 2013 at a rate of 2.96%, excluding the spread on the related debt. Additionally, $15.5 million is subject to a LIBOR cap with a strike price of 2.50%. The LIBOR cap will mature in April 2012.

(5) The variable rate amount includes $15.5 million that is subject to a LIBOR cap with a strike rate of 2.5%. The LIBOR cap expires in April 2012.

Average Debt Balance
			2010 Credit Facility
		Mortgage Debt (1)	Revolving Facility	Term Loans	Exchangeable Notes	Exchangeable Notes Discount	TOTAL
Beginning Balance	6/30/2011	$1,924,222	$70,000	$240,000	$136,900	$(1,842)	$2,369,280
801 Market Street mortgage loan		27,700	—	—	—	—	27,700
One Cherry Hill repayment		(4,918)	—	—	—	—	(4,918)
Metroplex Shopping Center repayment		(28,877)	—	—	—	—	(28,877)
Metroplex Shopping Center refinancing		43,750	—	—	—	—	43,750
Logan Valley Mall pay down		(5,000)	—	—	—	—	(5,000)
Mortgage loan amortization (2)		(6,285)	—	—	—	—	(6,285)
Revolving Facility repayment, net		—	(15,000)	—	—	—	(15,000)
Exchangeable notes discount amortization		—	—	—	—	493	493

Ending Balance	9/30/2011	$1,950,592	$55,000	$240,000	$136,900	$(1,349)	$2,381,143

Weighted Average Balance		$1,940,322	$55,489	$240,000	$136,900	$(1,680)	$2,371,032

(1) Includes debt premium.

(2) Includes the amortization of debt premium and balloon payments.

Debt Maturities (1)
				2010 Credit Facility
Year	Scheduled Amortization	Debt Premium Amortization	Mortgage Balance at Maturity	Revolving Facility	Term Loans	Exchangeable Notes	Exchangeable Notes Discount Amortization	Total Debt
2011	$6,164	$285	$—	$—	$—	$—	$(500)	$5,949
2012	23,018	416	461,603	—	—	136,900	(849)	621,088
2013	17,694	—	425,772	—	—	—	—	443,466
2014	16,244	—	99,203	55,000	240,000	—	—	410,447
2015	15,367	—	305,896	—	—	—	—	321,263
2016	5,211	—	243,745	—	—	—	—	248,956
2017	3,996	—	150,000	—	—	—	—	153,996
Thereafter	14,015	—	161,963	—	—	—	—	175,978

	$101,709	$701	$1,848,182	$55,000	$240,000	$136,900	$(1,349)	$2,381,143

(1) The weighted average period to mortgage maturity is 3.48 years, excluding extension options. Excludes debt premium on mortgage loans and debt discount on exchangeable notes. Includes 100% of mortgage debt from consolidated properties and our share of mortgage debt from unconsolidated properties, based on our ownership percentage.

Weighted Average Mortgage Interest Rates
	Interest Rate		Marked to Market Interest Rate (GAAP) (1)
Year	Balance	Interest Rate	Balance	Interest Rate
2012	$468,482	5.51%	$468,482	5.20%
2013	430,651	5.37%	430,651	5.37%
2014	102,648	7.28%	102,648	7.28%
2015	335,907	5.69%	335,907	5.69%
2016	264,986	5.38%	264,986	5.38%
2017	150,000	5.51%	150,000	5.51%
Thereafter	197,217	5.61%	197,217	5.61%

Total	$1,949,891	5.60%	$1,949,891	5.52%

(1) Excludes amortization of debt issuance costs.

Pennsylvania Real Estate Investment Trust

Debt Schedule as of September 30, 2011

(in thousands)

	Lender	Proportionate Share (1)			Interest Rate	Marked to Market Interest Rate (GAAP)	Annual Debt Service	Balance at Maturity	Maturity Date
		Debt	Debt Premium/ (Discount)	Total
Fixed Rate Mortgage Loans
Capital City Mall	CMBS	$48,192	$336	$48,528	7.61%	5.50%	$4,603	$47,898	Feb 2012
Beaver Valley Mall	CMBS	42,731	-	42,731	7.36%	7.36%	3,972	42,266	Apr 2012
Christiana Center (2) (3) (4)	Bank	40,000	-	40,000	3.67%	3.67%	1,467	40,000	June 2012
Paxton Towne Centre (2) (4) (5)	Bank	50,000	-	50,000	3.75%	3.75%	1,876	50,000	July 2012
Cherry Hill Mall	Life Insurance Co	181,453	-	181,453	5.42%	5.42%	13,510	177,689	Oct 2012
Cherry Hill Mall Supplemental Loan	Life Insurance Co	53,810	-	53,810	5.51%	5.51%	3,030	53,003	Oct 2012
Cumberland Mall Loan #1	CMBS	39,672	365	40,037	6.50%	5.40%	3,413	38,782	Nov 2012
New River Valley Mall (2) (4) (6)	Bank	25,000	-	25,000	4.83%	4.83%	1,208	25,000	Jan 2013
Dartmouth Mall	CMBS	60,138	-	60,138	4.95%	4.95%	4,484	57,594	June 2013
Moorestown Mall	CMBS	55,198	-	55,198	4.95%	4.95%	4,115	52,863	June 2013
Jacksonville Mall (2) (7)	Bank	56,265	-	56,265	5.83%	5.83%	3,277	56,265	Sept 2013
Logan Valley Mall (2) (7)	Bank	63,000	-	63,000	5.79%	5.79%	3,649	63,000	Sept 2013
Wyoming Valley Mall (2) (7)	Bank	65,000	-	65,000	5.85%	5.85%	3,803	65,000	Sept 2013
Francis Scott Key Mall (2)	Bank	55,000	-	55,000	5.25%	5.25%	2,885	55,000	Dec 2013
Viewmont Mall (2)	Bank	48,000	-	48,000	5.25%	5.25%	2,518	48,000	Dec 2013
Exton Square Mall	Life Insurance Co	68,308	-	68,308	7.50%	7.50%	5,873	66,732	Jan 2014
Lycoming Mall	Bank	34,340	-	34,340	6.84%	6.84%	3,001	32,470	Jul 2014
Springfield East (2) (8)	Bank	2,240	-	2,240	5.39%	5.39%	92	2,061	Mar 2015
Springfield Park (2) (8)	Bank	2,630	-	2,630	5.39%	5.39%	108	2,419	Mar 2015
Magnolia Mall	CMBS	59,849	-	59,849	5.33%	5.33%	4,413	54,842	July 2015
Patrick Henry Mall	Life Insurance Co	91,909	-	91,909	6.34%	6.34%	7,743	83,210	Oct 2015
Springfield Mall (2)	Bank	33,120	-	33,120	4.77%	4.77%	2,118	30,740	Nov 2015
Willow Grove Park	Life Insurance Co	146,159	-	146,159	5.65%	5.65%	11,083	132,624	Dec 2015
Valley Mall	CMBS	85,727	-	85,727	5.49%	5.49%	5,014	78,996	Mar 2016
Woodland Mall	CMBS	151,608	-	151,608	5.58%	5.58%	10,760	140,484	Apr 2016
801 Market Street (2) (4) (7)	Bank	25,000	-	25,000	3.84%	3.84%	960	24,265	Jul 2016
The Mall at Prince Georges	CMBS	150,000	-	150,000	5.51%	5.51%	8,269	150,000	June 2017
Whitehall Mall	Life Insurance Co	5,730	-	5,730	7.00%	7.00%	574	4,145	Nov 2018
Cumberland Mall Loan #2	Bank	2,310	-	2,310	5.00%	5.00%	390	—	Dec 2018
Valley View Mall	CMBS	31,539	-	31,539	5.95%	5.95%	2,290	27,161	July 2020
Lehigh Valley Mall	Life Insurance Co	68,969	-	68,969	5.88%	5.88%	4,972	58,519	July 2020
Red Rose Commons	CMBS	14,919	-	14,919	5.14%	5.14%	978	12,379	July 2021
The Court at Oxford Valley	CMBS	30,000	-	30,000	5.56%	5.56%	1,668	25,782	July 2021
Metroplex Shopping Center	CMBS	43,750	-	43,750	5.00%	5.00%	2,681	33,978	Oct 2023

Total Fixed Rate Mortgage Loans		1,931,566	701	1,932,267	5.62%	5.55%	130,796	1,833,167

Variable Rate Mortgage Loans
Christiana Center (2) (3)	Bank	4,819	-	4,819	2.07%	2.07%	860	4,257	June 2012
Paxton Towne Centre (2) (5)	Bank	4,000	-	4,000	2.22%	2.22%	89	4,000	July 2012
Pavilion East Associates	Bank	3,805	-	3,805	2.97%	2.97%	200	3,708	Aug 2012
New River Valley Mall (2) (6)	Bank	3,050	-	3,050	3.25%	3.25%	99	3,050	Jan 2013
801 Market Street (2) (7)	Bank	2,651	-	2,651	2.32%	2.32%	685	—	Jul 2016

Total Variable Rate Mortgage Loans		18,325	-	18,325	2.52%	2.52%	1,933	15,015

Total Mortgage Loans		$1,949,891	$701	$1,950,592	5.60%	5.52%	$132,729	$1,848,182

CONSOLIDATED MORTGAGE LOANS		$1,744,728	$701	$1,745,429	5.62%	5.54%	$119,338	$1,674,451
UNCONSOLIDATED MORTGAGE LOANS		205,163	-	205,163	5.38%	5.38%	13,391	173,731
EXCHANGEABLE NOTES (9)		136,900	(1,349)	135,551	4.00%	5.87%	5,476	136,900	June 2012
2010 CREDIT FACILITY—FIXED RATE (10) (11) (12)		190,000	-	190,000	5.83%	5.83%	11,073	190,000	Mar 2014
2010 CREDIT FACILITY—VARIABLE RATE (10) (11)		105,000	-	105,000	4.25%	4.25%	4,463	105,000	Mar 2014

Total		$2,381,791	$(648)	$2,381,143	5.46%	5.51%	$153,740	$2,280,082

AMORTIZATION OF DEFERRED FINANCING FEES		-	-	-	-	0.38%	-	-

EFFECTIVE INTEREST RATE		$2,381,791	$(648)	$2,381,143	5.46%	5.89%	$153,740	$2,280,082

(1) Includes 100% of debt from consolidated properties and our share of debt from unconsolidated properties, based on our ownership percentage.

(2) All or a portion of the mortgage loan has been effectively swapped to the fixed interest rate presented.

(3) The mortgage loan has two one year extension options. The first option was exercised to extend the maturity date to June 2012.

(4) A portion of the mortgage loan bears interest at a variable rate. See Variable Rate Mortgage Loans section of this table.

(5) The mortgage loan has two one year extension options. The first option was exercised to extend the maturity date to July 2012.

(6) The mortgage loan has one one year extension option.

(7) The mortgage loan has two one year extension options.

(8) The mortgage loan has one five year extension option.

(9) The marked to market interest rate includes the effect of deferred financing fee amortization and debt discount amortization.

(10) Secured by first mortgage liens on 20 properties. See page 29 for property detail.

(11) The 2010 Credit Facility consists of the 2010 Term Loan, with a balance of $240,000 and the Revolving Facility, with a balance of $55,000. The total available to borrow against the Revolving Facility is $195,000.

(12) As of September 30, 2011, we have designated interest rate swap agreements to effectively fix $190.0 million of the underlying LIBOR associated with the 2010 Credit Facility until March 10, 2013 at a current weighted average rate of 1.83% (excluding the spread on the related debt). Of that notional amount, $185.0 million of this $190.0 million is also covered by a forward starting swap that becomes effective on April 2, 2012 and remains effective until March 13, 2013 at a rate of 2.96%, excluding the spread on the related debt. Additionally, $15.5 million is subject to a LIBOR cap with a strike price of 2.50%. The LIBOR cap will mature in April 2012.

Pennsylvania Real Estate Investment Trust

Selected Debt Ratios (1)

September 30, 2011

Consolidated Liabilities to Gross Asset Value	67.78%
Ratio of Consolidated Liabilities to Gross Asset Value shall not exceed 70%

EBITDA to Interest Expense	1.87
EBITDA may not be less than 1.60 to 1.00

Adjusted EBITDA to Fixed Charges	1.57
Adjusted EBITDA may not be less than 1.35 to 1.00

Corporate Debt Yield	10.86%
The ratio of EBITDA to total indebtedness may not be less than 9.50%.

Facility Debt Yield	18.03%
The ratio of NOI for Collateral Properties to Aggregate Outstanding Principal Amount (2)

Collateral Properties
Chambersburg Mall	North Hanover Mall	South Mall
Crossroads Mall	Orlando Fashion Square	Uniontown Mall
Gadsden Mall	P&S Office Building	Voorhees Town Center
The Gallery at Market East I	Palmer Park Mall	Washington Crown Center
The Gallery at Market East II	Phillipsburg Mall	Westgate Anchor Pad
The Commons at Magnolia	Plymouth Meeting Mall	Wiregrass Commons Mall
Nittany Mall	The Plaza at Magnolia

(1) The amended, restated and consolidated senior secured credit agreement dated as of March 11, 2010, as amended on June 29, 2011 (the “2010 Credit Facility”), contains affirmative and negative covenants customarily found in such agreements, including requirements that the Company, on a consolidated basis, maintain certain financial ratios. All capitalized terms used on this page have the meanings ascribed to such terms in the 2010 Credit Facility. In addition to the ratios set forth herein, there are several other ratios under the 2010 Credit Agreement with which the Company must comply, all of which are described in the Company’s Current Reports on Form 8-K dated March 11, 2010 and June 29, 2011. The Company has filed the 2010 Credit Agreement and related material agreements in accordance with the rules and regulations of the Securities and Exchange Commission.

(2) The Maximum Loan Availability is based on a Facility Debt Yield equal to or greater than 9.75%.

Pennsylvania Real Estate Investment Trust

Shareholder Information

Ten Largest Institutional Shareholders:	Common Shares Held (1)
The Vanguard Group, Inc.	6,182,854
BlackRock Fund Advisors	4,361,733
Cohen & Steers Capital Management, Inc.	3,450,732
Dreman Value Management LLC	2,578,306
Deutsche Investment Management Americas, Inc.	1,954,625
Brookfield Investment Management, Inc.	1,800,494
State Street Global Advisors	1,788,830
Bank of America Merrill Lynch	1,346,921
Northern Trust Investments	1,153,856
Daiwa Asset Management Co. Ltd.	1,017,544

TOTAL of Ten Largest Institutional:	25,635,895
TOTAL of all Institutional Holders:	43,139,867
Ten Largest as % of Total Institutional:	59.4%

(1)	Based on 13F and 13G filings as of September 30, 2011 or most recent filings.

Breakdown of Share & Unit Ownership: Shares Held	Most Recent	% of Outstanding	December 31, 2010
Institutional (1)	43,139,867	74.4%	38,639,075
Retail (2)	9,813,884	16.9%	13,992,951
Insiders (3)	5,064,204	8.7%	5,133,095

TOTAL	58,017,955	100.0%	57,765,121

(1)	Based on 13F and 13G filings as of September 30, 2011 or most recent filings.
(2)	Retail ownership equals total shares outstanding minus institutional and insider ownership.
(3)	Insider holdings as of March 31, 2011 (Shares and OP Units only). See proxy statement dated April 27, 2011 for more details.

Pennsylvania Real Estate Investment Trust

Definitions

Funds From Operations (FFO)

The National Association of Real Estate Investment Trusts (“NAREIT”) defines Funds From Operations (“FFO”), which is a non-GAAP measure commonly used by REITs, as income before gains (losses) on sales of operating properties and extraordinary items (computed in accordance with GAAP); plus real estate depreciation; plus or minus adjustments for unconsolidated partnerships to reflect funds from operations on the same basis. Similarly, FFO per diluted share and OP Unit is a measure that is useful because it reflects the dilutive impact of outstanding convertible securities.

The Company uses FFO and FFO per diluted share and OP Unit in measuring its performance against peers and as one of the performance measures for determining incentive compensation amounts earned under certain of our performance-based executive compensation programs. The Company computes FFO in accordance with standards established by NAREIT, which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition, or that interpret the current NAREIT definition differently than the Company.

FFO does not include gains or losses on the sale of operating real estate assets, which are included in the determination of net income in accordance with GAAP. Accordingly, FFO is not a comprehensive measure of our operating cash flows. In addition, since FFO does not include depreciation on real estate assets, FFO may not be a useful performance measure when comparing our operating performance to that of other non-real estate commercial enterprises. We compensate for these limitations by using FFO in conjunction with other GAAP financial performance measures, such as net income and net cash provided by operating activities, and other non-GAAP financial performance measures, such as net operating income. FFO does not represent cash generated from operating activities in accordance with GAAP and should not be considered to be an alternative to net income (determined in accordance with GAAP) as an indication of the Company’s financial performance, or to be an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of the Company’s liquidity, nor is it indicative of funds available for the Company’s cash needs, including its ability to make cash distributions.

The Company believes that net income is the most directly comparable GAAP measurement to FFO. The Company believes that FFO is helpful to management and investors as a measure of operating performance because it excludes gains on sales of operating real estate and depreciation and amortization of real estate.

Net Operating Income (NOI)

Net operating income (“NOI”), which is a non-GAAP measure, is derived from revenues (determined in accordance with GAAP), including lease termination revenue, minus operating expenses (determined in accordance with GAAP). Net operating income is a non-GAAP measure. It does not represent cash generated from operating activities in accordance with GAAP and should not be considered to be an alternative to net income (determined in accordance with GAAP) as an indication of the Company’s financial performance or to be an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of the Company’s liquidity; nor is it indicative of funds available for the Company’s cash needs, including its ability to make cash distributions. The Company believes that net income is the most directly comparable GAAP measurement to net operating income.

The Company believes that net operating income is helpful to management and investors as a measure of operating performance because it is an indicator of the return on property investment, and provides a method of comparing property performance over time. NOI excludes interest and other income, general and administrative expenses, interest expense, depreciation and amortization, gains on sales of interests in real estate, gains or sales of non-operating real estate, gains on sales of discontinued operations, gain on extinguishment of debt, impairment losses, project costs and other expenses

Funds Available for Distribution (FAD)

FAD, which some companies refer to as Cash Available for Distributions (CAD) or Adjusted FFO (AFFO), is a measure of a real estate company’s cash flows generated by operations and capacity to pay dividends. The Company calculates FAD by starting with FFO and subtracting (1) straight-line rents, (2) normalized recurring capital expenditures that are capitalized but necessary to maintain our properties, (3) operational tenant allowances, (4) capitalized leasing costs, (5) amortization of debt premium, and (6) amortization of above- and below-market lease intangibles.

The Company believes that net income is the most directly comparable GAAP measurement to FAD. The Company believes FAD provides a meaningful indicator of its ability to fund cash needs and to make cash distributions to equity owners. In addition, the Company believes that to further understand its liquidity, FAD should be compared with its cash flow from operating activities determined in accordance with GAAP, as presented in its consolidated financial statements. The computation of FAD may not be comparable to FAD reported by other REITs or real estate companies and FAD does not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, or as an alternative to net cash flow from operating activities (determined in accordance with GAAP), as a measure of our liquidity.